Exhibit 10.6
EXECUTION VERSION

AMENDMENT NO. 3 (this "Amendment"), dated as of December 3, 2015, to the SECOND AMENDED AND RESTATED MASTER COLLATERAL AGENCY AGREEMENT, dated as of February 14, 2007 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the "Collateral Agency Agreement"), among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., as master servicer ("DTAG"), RENTAL CAR FINANCE CORP., as a financing source and beneficiary ("RCFC"), DTG OPERATIONS, INC., as a grantor and as servicer ("DTG Operations"), and DEUTSCHE BANK TRUST COMPANY AMERICAS., as master collateral agent for the beneficiaries (in such capacity, the "Collateral Agent").

WITNESSETH:

WHEREAS, the parties hereto have previously entered into that certain Collateral Agency Agreement; and

WHEREAS, the parties hereto wish to amend the Collateral Agency Agreement as provided herein pursuant to Section 5.1 thereof.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1.Defined Terms. All capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Collateral Agency Agreement.

2.	Amendments to the Collateral Agency Agreement:

(a)The Collateral Agency Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Amendment attached as Exhibit A hereto.

3.	Reference to and Effect on the Collateral Agency Agreement; Ratification.

(a)    Except as specifically amended above, the Collateral Agency Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects by each of the parties hereto.

(b)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Collateral Agency Agreement, or constitute a waiver of any provision of any other agreement.

(c)    This Amendment shall apply and be effective only with respect to the provisions of the Collateral Agency Agreement specifically referred to herein, and any references in the

Collateral Agency Agreement to the provisions of the Collateral Agency Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

4.Counterparts; Facsimile Signature. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

5.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

8.Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

9.Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

10.Collateral Agent Not Responsible. The Collateral Agent shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

DOLLAR THRIFTY AUTOMOTIVE GROUP, Inc., as Master Servicer
By:     /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

RENTAL CAR FINANCE CORP.,
as a Grantor, Financing Source and Beneficiary
By:     /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

DTG OPERTATIONS, INC.,
as a Lessee Grantor and as Servicer
By:     /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Vice President and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but
solely as Collateral Agent

By:     /s/ Irene Siegel
Name: Irene Siegel
Title: Vice President

By:     /s/ Sadie Richards
Name: Sadie Richards
Title: Associate

EXECUTION COPY

SECOND AMENDED AND RESTATED MASTER COLLATERAL AGENCY AGREEMENT

among

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.,
as Master Servicer,

RENTAL CAR FINANCE CORP., as a grantor, as a Financing Source and as a Beneficiary,

DTG OPERATIONS, INC.,
as a grantor and as Servicer,

VARIOUS FINANCING SOURCES PARTIES HERETO, VARIOUS BENEFICIARIES PARTIES HERETO,
and

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Master Collateral Agent

Dated as of February 14, 2007, as amended by Amendment No. 1, dated as of June 2, 2009, and as amended by Amendment No. 2, dated as of July 18, 2011, and as amended by Amendment      No. 3, dated as of December 3, 2015

Table of Contents

Page

ARTICLE I

CERTAIN DEFINITIONS
SECTION 1.1. Certain Definitions    2
SECTION 1.2. Cross References; Headings    10
SECTION 1.3. Interpretation    10
ARTICLE II

MASTER COLLATERAL AGENT AS LIENHOLDER FOR THE BENEFICIARIES SECTION 2.1. Security Interests	11
SECTION 2.2. Designation of Beneficiaries; Beneficiaries’ Rights Limited    ~~14~~15
SECTION 2.3. Redesignation of Beneficiaries    15
SECTION 2.4. Master Servicer’s Fleet Report    16
SECTION 2.5. Master Collateral Account    17
SECTION 2.6. Certificates of Title .............................................................................~~19~~20
SECTION 2.7. Notation of Liens; Release of Collateral    20
SECTION 2.8. Power of Attorney...............................................................................~~20~~21
ARTICLE III

THE MASTER SERVICER
SECTION 3.1. Acceptance of Appointment    21
SECTION 3.2. Master Servicer Functions    21
SECTION 3.3. The Master Servicer Not to Resign.....................................................~~21~~22
SECTION 3.4. Servicing Rights of Master Collateral Agent......................................~~21~~22 SECTION 3.5. Incumbency Certificate    22
ARTICLE IV
THE MASTER COLLATERAL AGENT
SECTION 4.1. Appointment    22
SECTION 4.2. Representations ...................................................................................~~23~~24
SECTION 4.3. Exculpatory Provisions    24
SECTION 4.4. Limitations on Powers and Duties of the Master Collateral Agent    24
SECTION 4.5. Resignation and Removal of Master Collateral Agent    26
SECTION 4.6. Status of Successors to Master Collateral Agent    27
SECTION 4.7. Merger of the Master Collateral Agent    27
SECTION 4.8. Compensation and Expenses    27
SECTION 4.9. Stamp, Other Similar Taxes and Filing Fees ......................................~~27~~28 SECTION 4.10. Indemnification    28
ARTICLE V
MISCELLANEOUS
SECTION 5.1. Amendments Supplements and Waivers    28
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Table of Contents (continued)

Page

SECTION 5.2. Notices    29
SECTION 5.3. Severability    29
SECTION 5.4. Counterparts    29
SECTION 5.5. Conflicts with Financing Documents; Reservation of Rights ............~~29~~30 SECTION 5.6. Binding Effect.....................................................................................~~29~~30
SECTION 5.7. Governing Law ...................................................................................~~29~~30
SECTION 5.8. Effectiveness    30
SECTION 5.9. Termination of Beneficiary    30
SECTION 5.10. Termination of this Agreement    30
SECTION 5.11. Assignment by Financing Sources    30
SECTION 5.12. RCFC Related Documents    30
SECTION 5.13. Limited Recourse; Subordination    30
SECTION 5.14. No Bankruptcy Petition Against Financing Sources    31
SECTION 5.15. Jurisdiction; Consent to Service of Process    31
SECTION 5.16. Waiver of Jury Trial    32
SECTION 5.17. Insurance Notification    32

ii

Table of Contents
(continued)

Page

EXHIBITS

Exhibit A	Grantor Supplement
Exhibit B-1	Financing Source and Beneficiary Supplement – Lessee Grantor Master Collateral
Exhibit B-2	Financing Source and Beneficiary Supplement – RCFC Master Collateral
Exhibit C	Servicer’s Fleet Report
Exhibit D	Certificate of Title Locations
Exhibit ~~E~~E-1	Power of Attorney
Exhibit E-2	Power of Attorney
Exhibit F	Assignment Agreement
Exhibit G	List of New York, New York and Tulsa, Oklahoma Bank Holidays
Exhibit H	Investment Standing Instruction

iii

SECOND AMENDED AND RESTATED MASTER COLLATERAL AGENCY AGREEMENT

This SECOND AMENDED AND RESTATED MASTER COLLATERAL
AGENCY AGREEMENT, dated as of February 14, 2007, (amends and restates the Amended and Restated Master Collateral Agency Agreement, dated as of December 23, 1997, among Dollar Thrifty Automotive Group, Inc., a Delaware corporation, Rental Car Finance Corp., an Oklahoma corporation, Thrifty Rent-A-Car System, Inc., an Oklahoma corporation, and Dollar Rent-A-Car Systems, Inc., an Oklahoma corporation, and the other parties named therein (the
"Original Agreement")), (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof this "Agreement"), among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation as ("DTAG"), as master servicer (in such capacity, the "Master Servicer"), RENTAL CAR FINANCE CORP., an Oklahoma corporation ("RCFC"), as a grantor, DTG OPERATIONS, INC., an Oklahoma corporation ("DTG Operations"), as a grantor and servicer, in such capacity, the "Servicer"), such other grantors as are added pursuant to a Grantor Supplement substantially in the form of Exhibit A hereto (such additional grantors, together with DTG Operations, the "Lessee      Grantors"), RCFC, DEUTSCHE BANK TRUST COMPANY AMERICAS (in its capacity as trustee under the Base Indenture (such term and all other capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in Section 1.1 thereof) and any other party which from time to time executes a Financing Source and Beneficiary Supplement substantially in the form of Exhibit B-1 hereto as a Financing Source (any such party being herein called individually a "Financing Source" and collectively, the "Financing Sources"), the Trustee, RCFC and any other party which from time to time executes a Financing Source and Beneficiary Supplement substantially in the form of Exhibit B-2 hereto as a Beneficiary (any such party being herein called individually a "Beneficiary" and collectively, the "Beneficiaries"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but as agent for the Beneficiaries (in such capacity, the "Master Collateral Agent").

BACKGROUND

1.The parties to the Original Agreement desire to amend and restate the Original Agreement in its entirety.

2.Each of the Lessee Grantors have acquired and leased and will from time to time hereafter acquire or lease, certain motor vehicles for use in their respective daily domestic rental operations. RCFC has acquired and leased and will from time to time acquire and lease to each of the Lessee Grantors certain motor vehicles for use in their respective daily domestic rental operations.

3.Pursuant to the Financing Documents, RCFC (i) has extended financing to DTG Operations and may from time to time extend financing to each of the Lessee Grantors secured by, among other things, Master Collateral Vehicles and related rights, (ii) has assigned to the Trustee, on behalf of the noteholders of the related series of Notes, the rights of RCFC as lessor and the obligations of DTG Operations as lessee under each Lease heretofore or concurrently herewith executed, and related security, and (iii) from time to time may assign to the Trustee, on behalf of the holders of additional series of Notes issued under the Base Indenture, additional rights of RCFC and obligations of the Lessee Grantors under the Leases related to such series of Notes and/or under other additional Financing Documents.

4.Pursuant to the Financing Documents RCFC (i) has acquired and may from time to time acquire motor vehicles and has leased and may from time to time lease such motor vehicles to one or more of the Lessee Grantors, and (ii) has granted and intends and wishes to grant hereunder a security interest in the motor vehicles acquired by it for lease under one or more of the Leases, and in related security, to the Master Collateral Agent for the benefit of the Trustee on behalf of the noteholders of the related series of Notes.

5.Each of the Lessee Grantors and RCFC may from time to time obtain financing with respect to such motor vehicles acquired by it or obtain credit enhancement to support such financing from other Persons (which Persons providing financing or credit enhancement to any of the Lessee Grantors may include RCFC) which are or shall hereafter become parties hereto as Financing Sources or which are or shall hereafter be named as Beneficiaries with respect to a Financing Source, and each Lessee Grantor is granting a security interest in the motor vehicles and related security acquired by it with such financing to the Master Collateral Agent hereunder for the benefit of such related Beneficiaries.

6.Deutsche Bank Trust Company Americas has agreed to act as Master Collateral Agent, and in its capacity as Master Collateral Agent to be named as the lienholder on the Certificates of Title for the vehicles in which an interest is granted hereunder, for the benefit of the Beneficiaries from time to time.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I CERTAIN DEFINITIONS
SECTION 1.1.    Certain Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below, or set forth in another section hereof or in any other agreement, as indicated below. Any capitalized terms used herein and not otherwise defined herein shall have the meanings set forth therefor in the Base Indenture and with respect to a Group of Segregated Collateral, the related Lease, and with respect to a Series of Notes, the related Series Supplement.

"Agreement" has the meaning set forth in the preamble hereto.

"Assignment Agreement" means a Vehicle Disposition Program assignment agreement, substantially in the form attached as Exhibit F hereto, or in such other form as is acceptable to each Rating Agency, entered into or to be entered into among RCFC and/or a Lessee Grantor, as assignor, and the Master Collateral Agent, as assignee, and acknowledged by the applicable Manufacturer, assigning to the Master Collateral Agent certain of RCFC’s and/or such Lessee Grantor’s right, title and interest in, to and under each Vehicle Disposition Program described therein, to the extent related to the Master Collateral Vehicles purchased from such Manufacturer.

"Assignment of Exchange Agreements" means the Group II Assignment of Exchange Agreement, the Group III Assignment of Exchange Agreement, the Group IV Assignment of Exchange Agreement and any other Assignment of Exchange Agreement in a similar form for any other Group of Segregated Collateral by and among RCFC, the Lessees and the Master Collateral Agent pursuant to which each of RCFC and each Lessee assigns (consistent with the limitations on RCFC’s or such Lessee’s, as the case may be, right to receive, pledge, borrow or otherwise obtain the benefits of the Exchange Proceeds contained in the "safe harbor" provisions of Treasury Regulation § 1.1031(k)-1(g)(6)), all of its right, title and interest in, to and under the Exchange Agreement as it relates to Vehicles in such Group to the Master Collateral Agent, as the same agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

"Auction Procedures" means the set of procedures specified in a Vehicle Disposition Program for sale or disposition of Program Vehicles through auctions and at auction sites designated by such Vehicles’ Manufacturer pursuant to such Vehicle Disposition Program.

"Authorized Agents" has the meaning set forth in Section 3.5.

"Base Indenture" means the Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and Deutsche Bank Trust Company Americas, as trustee, as the same may be further amended, modified, amended and restated or supplemented from time to time in accordance with its terms.

"Beneficiary" has the meaning set forth in the preamble.

"BOK" means the Bank of Oklahoma, National Association, a national banking association.

"BO KF Required Ratings" means: (i) a long-term issuer rating of at least " A3"
from Mood y’ s; (ii) a long-term unsecured debt rating of at least "A -" from Fitch; or (iii) a long- term unsecured debt rating of at least "A " from S &P.

"Business Day" means any day other than (i) a Saturday or Sunday, or (ii) any other day on which commercial banking institutions in New York, New York, Tulsa, Oklahoma and in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed. The attached Exhibit G, to be updated each December 31st by the Master Servicer, lists the bank holidays in New York, New York and Tulsa, Oklahoma, or
(iii)in connection with any Financing Document, any other day not designated as a "Business Day" in such Financing Document.

"Closing Date" means, with respect to any Financing Source, the closing date or date of issuance with respect to the indebtedness created thereunder, as specified in the related Financing Documents.

"Collateral Account" has the meaning set forth in Section 2.5 hereof.

"Corporate Trust Office" means the principal corporate trust office of the Master Collateral Agent, located, on the date of the execution of this Agreement, at 60 Wall Street, New York, New York 10005, Attn: Corporate Trust and Agency Group Attn: (Structured Finance) or at such other address as the Master Collateral Agent may designate from time to time by notice to DTAG.

"Default" means any event of default or amortization event or any default or any event, act or condition which with the lapse of time or notice or both would become an event of default or amortization event (other than any scheduled amortization event) under any of the Financing Documents.

"Depreciation Charge" means with respect to any Master Collateral Vehicle which is a Related Vehicle of a Beneficiary, Depreciation Charge as defined in the Financing Documents related to such Beneficiary, and if Depreciation Charge is not defined in such Financing Documents, "Depreciation Charge" means, for any date of determination, (a) with respect to any Program Vehicle, the scheduled daily depreciation charge set forth by the Manufacturer in its Vehicle Disposition Program for such Master Collateral Vehicle calculated as set forth in such Vehicle Disposition Program, and (b) with respect to any Non-Program Vehicle, the scheduled daily depreciation charge for such Master Collateral Vehicle set forth by the related Servicer in the Depreciation Schedule for such Master Collateral Vehicle. If such charge is expressed as a percentage, the Depreciation Charge for such Master Collateral Vehicle for such day shall be such percentage multiplied by the Capitalized Cost for such Master Collateral Vehicle.

"Depreciation Schedule" means, with respect to any Non-Program Vehicles, a schedule of estimated daily depreciation prepared by the Master Servicer and revised from time to time in the Master Servicer’s sole discretion, with respect to each type of Non-Program Vehicle that is a Master Collateral Vehicle.

"Determination Date" means the fifth Business Day prior to the twenty-fifth (25th) day of each calendar month.

"Disposition Date" means:

A.with respect to any Program Vehicle, (i) if such Vehicle was sold in accordance with applicable Auction Procedures or returned to a Manufacturer for repurchase, pursuant to the applicable Vehicle Disposition Program, the date on which such Program Vehicle is sold at auction or accepted for return by such Manufacturer or its agent and, in each case, the Depreciation Charges ceased to accrue pursuant to such Vehicle Disposition Program, or (ii) if such Program Vehicle was sold to any Person (other than to a Manufacturer pursuant to such Manufacturer’s Vehicle Disposition Program or to a third party in accordance with applicable Auction Procedures), the date on which title to the Master Collateral Vehicle is transferred in connection with such sale, and

B.with respect to any Non-Program Vehicle, the date on which title to the Master Collateral Vehicle is transferred in connection with such sale.

"Disposition Proceeds" means the net proceeds (other than Repurchase Payments or Guaranteed Payments) from the sale or disposition of a Master Collateral Vehicle to any Person.

"DTAG" has the meaning set forth in the preamble.

"DTG Operations" has the meaning set forth in the preamble.

"Eligible Vehicle" means a Master Collateral Vehicle meeting the requirements for, as applicable, acquisition, financing, refinancing and/or leasing under the Financing Documents relating thereto.

"Eligible Vehicle Disposition Program" means a Vehicle Disposition Program offered by an Eligible Manufacturer that meets the eligibility criteria specified in the Financing Documents relating thereto.

"Escrow Accounts" means the Group II Escrow Account, the Group III Escrow Account and the Group IV Escrow Account and any other segregated trust account established in accordance with the Exchange Agreement consistent with the "safe harbor" provisions of Treasury Regulations §§1.1031(k)-1(g)(4) and 1.1031(k)-1(g)(6).

"Exchange Agreement" means the Master Exchange and Trust Agreement dated as of July 23, 2001 among the Qualified Intermediary, the Lessees, RCFC, The Chicago Trust Company and Chicago Deferred Exchange Corporation pursuant to which, among other things, the Qualified Intermediary holds the Exchange Proceeds in an Escrow Account consistent with the requirements of the "safe harbor" provisions of Treasury Regulations §§ 1.1031(k)-1(g)(4) and 1.1031(k)-1(g)(6), as the same agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

"Exchange Agreement Rights Value" means, with respect to a Group, the value of the Assignment of Exchange Agreement related to such Group, which value shall be deemed to equal as of any given time the amount of the Exchange Proceeds for such Group at such time.

"Exchange Proceeds" means, with respect to a Group, as of any given time the sum of (i) the money or other property from the sale of any Exchanged Vehicle from such Group that is held in the Escrow Account for such Group as of such time; (ii) any interest or other amounts earned on the money or other property from the sale of any Exchanged Vehicles from such Group that is held in the Escrow Account for such Group as of such time; (iii) any amounts receivable from Eligible Manufacturers and Eligible Vehicle Disposition Programs or from auctions, dealers or other Persons on account of Exchanged Vehicles from such Group; (iv) the money or other property from the sale of any Exchanged Vehicle from such Group held in the Master Collateral Account for the benefit of the Qualified Intermediary as of such time; and (v) any interest or other amounts earned on the money or other property from the sale of any Exchanged Vehicle from such Group held in the Master Collateral Account for the benefit of the Qualified Intermediary as of such time.

"Exchange Program" means a program under which RCFC will exchange Exchanged Vehicles for Replacement Vehicles with the intent of qualifying for deferral of gain or loss under Section 1031 of the Code.

"Exchanged Vehicle" means, a Group II Exchanged Vehicle, a Group III Exchanged Vehicle, a Group IV Exchanged Vehicle and, with respect to any other Group, a Vehicle designated by the Master Servicer as being in such Group and that is transferred to the Qualified Intermediary in accordance with the "safe harbor" provisions of Treasury Regulation § 1.1031(k)-1(g)(4) and pursuant to the procedures set forth in the Exchange Agreement.

"FDIC" means the Federal Deposit Insurance Corporation.

"Financing Documents" means, with respect to a Financing Source, any and all agreements, instruments and contracts evidencing or related to any financing arrangement between RCFC and/or any of the Lessee Grantors and a Financing Source (and/or a Beneficiary) providing for the making or credit enhancing of loans or advances to RCFC and/or any of the Lessee Grantors, the purchase of assets, or undivided interests therein, from RCFC or any of the Lessee Grantors, the lease to any of the Lessee Grantors of Master Collateral Vehicles, any other arrangement providing for the financing of the Master Collateral Vehicles and all agreement indentures, instruments and contracts pursuant to which any Financing Source grants an interest in any portion of the Master Collateral to a Beneficiary, in any such case, as such agreements, indentures, instruments and contracts may be amended, supplemented, restated, extended or otherwise modified from time to time in accordance with the terms thereof.

"Financing Source" has the meaning set forth in the preamble.

"Financing Source and Beneficiary Supplement" means a supplement to this Agreement, substantially in the form of (i) Exhibit B-1 hereto, with respect to Lessee Grantor Master Collateral (as defined below), or (ii) Exhibit B-2 hereto, with respect to RCFC Master Collateral (as defined below).

"Fitch" means Fitch, Inc.

"Fleet Report" means the monthly report substantially in the form of Exhibit C hereto required to be delivered by the Master Servicer to the Master Collateral Agent pursuant to Section 2.4 hereof.

"Franchise Agreement" means a franchise agreement, license agreement or other similar agreement (however designated) between a Lessee Grantor and a Franchisee in connection with the operation of a rental car business and related business activities in a designated territory using the name and marks of the Lessee Grantor, whether now existing or hereafter made or entered into, including any amendments, modifications or supplements thereto or restatements thereof, but excluding any Sublease.

"Franchisee" means a franchisee of Dollar Rent A Car, Inc., an Oklahoma corporation, Thrifty, or any other Affiliate of DTAG.

"Grantor" means each of the Lessee Grantors and RCFC in its capacity as a grantor hereunder.

"Grantor Supplement" means a supplement to this Agreement, substantially in the form of Exhibit A hereto.

"Group Collateral Account" has the meaning set forth in Section 2.5 hereof.

"Group II Assignment of Exchange Agreement" means the Amended and Restated Collateral Assignment of Exchange Agreement, dated as of April 16, 2002, by and among RCFC, the Lessees and the Master Collateral Agent pursuant to which each of RCFC and each Lessee assigns (consistent with the limitations on RCFC’s or such Lessee’s, as the case may be, right to receive, pledge, borrow or otherwise obtain the benefits of the Exchange Proceeds with respect to Group II contained in the "safe harbor" provisions of Treasury Regulation § 1.1031(k)-1(g)(6)), all of its right, title and interest in, to and under the Exchange Agreement as it relates to Group II Vehicles, including any Unused Exchange Proceeds released from an Escrow Account, to the Master Collateral Agent, as the same agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.
"Group II Escrow Account" means a segregated trust account established, consistent with the requirements of the "safe harbor" provisions of Treasury Regulations §§ 1.1031(k)-1(g)(4) and 1.1031(k)-1(g)(6), in accordance with the terms of the Exchange Agreement and into which are deposited the Exchange Proceeds with respect to Group H and other funds with which to purchase Group H Replacement Vehicles.

"Group II Exchanged Vehicle" means a Group II Vehicle that is transferred to the Qualified Intermediary in accordance with the "safe harbor" provisions of Treasury Regulation § 1.1031(k)-1(g)(4) and pursuant to the procedures set forth in the Exchange Agreement and thereby ceases to be a Group II Vehicle.

"Group II Replacement Vehicle" means a Vehicle designated by the Master Servicer as comprising Group II Collateral acquired in exchange for a Group II Exchanged Vehicle in accordance with the terms of the Exchange Agreement and under Section 1031 of the Code and the regulations promulgated thereunder.

"Group III Assignment of Exchange Agreement" means the Amended and Restated Collateral Assignment of Exchange Agreement, dated as of June 4, 2002, by and among RCFC, the Lessees and the Master Collateral Agent pursuant to which each of RCFC and each Lessee assigns (consistent with the limitations on RCFC’s or such Lessee’s, as the case may be, right to receive, pledge, borrow or otherwise obtain the benefits of the Exchange Proceeds with respect to Group III contained in the "safe harbor" provisions of Treasury Regulation §
1.1031(k)-1(g)(6)), all of its right, title and interest in, to and under the Exchange Agreement as it relates to Group III Vehicles, including any Unused Exchange Proceeds released from an Escrow Account, to the Master Collateral Agent, as the same agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

"Group III Escrow Account" means a segregated trust account established, consistent with the requirements of the "safe harbor" provisions of Treasury Regulations §§

1.1031(k)-1(g)(4) and 1.1031(k)-1(g)(6), in accordance with the terms of the Exchange Agreement and into which are deposited the Exchange Proceeds with respect to Group III and other funds with which to purchase Group HI Replacement Vehicles.

"Group III Exchanged Vehicle" means a Group III Vehicle that is transferred to the Qualified Intermediary in accordance with the "safe harbor" provisions of Treasury Regulation § 1.1031(k)-1(g)(4) and pursuant to the procedures set forth in the Exchange Agreement and thereby ceases to be a Group III Vehicle.

"Group III Replacement Vehicle" means a Vehicle designated by the Master Servicer as comprising Group III Collateral acquired in exchange for a Group III Exchanged Vehicle in accordance with the terms of the Exchange Agreement and under Section 1031 of the Code and the regulations promulgated thereunder.

"Group IV Assignment of Exchange Agreement" means the Collateral Assignment of Exchange Agreement, dated as of March 28, 2006, by and among RCFC, the Lessees and the Master Collateral Agent pursuant to which each of RCFC and each Lessee assigns (consistent with the limitations on RCFC’s or such Lessee’s, as the case may be, right to receive, pledge, borrow or otherwise obtain the benefits of the Exchange Proceeds with respect to Group IV contained in the "safe harbor" provisions of Treasury Regulation § 1.1031(k)- 1(g)(6)), all of its right, title and interest in, to and under the Exchange Agreement as it relates to Group IV Vehicles, including any Unused Exchange Proceeds released from an Escrow Account, to the Master Collateral Agent, as the same agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

"Group IV Escrow Account" means a segregated trust account established, consistent with the requirements of the "safe harbor" provisions of Treasury Regulations §§ 1.1031(k)-1(g)(4) and 1.1031(k)-1(g)(6), in accordance with the terms of the Exchange Agreement and into which are deposited the Exchange Proceeds with respect to Group IV and other funds with which to purchase Group IV Replacement Vehicles.

"Group IV Exchanged Vehicle" means a Group IV Vehicle that is transferred to the Qualified Intermediary in accordance with the "safe harbor" provisions of Treasury Regulation § 1.1031(k)-1(g)(4) and pursuant to the procedures set forth in the Exchange Agreement and thereby ceases to be a Group IV Vehicle.

"Group IV Replacement Vehicle" means a Vehicle designated by the Master Servicer as comprising Group IV Collateral acquired in exchange for a Group IV Exchanged Vehicle in accordance with the terms of the Exchange Agreement and under Section 1031 of the Code and the regulations promulgated thereunder.

"Guaranteed Payment" with respect to any Program Vehicle subject to a guarantee by the Manufacturer thereof regarding the Vehicle’s rate of depreciation, means a payment (which may include allowances, credits and/or charges under the applicable Vehicle Disposition Program) from such Manufacturer pursuant to such Manufacturer’s Vehicle Disposition Program, upon disposition of such Master Collateral Vehicle by the owner thereof in accordance with applicable Auction Procedures.

"Incumbency Certificate" has the meaning set forth in Section 3.5.

"Initial Acquisition Cost" means, with respect to each Master Collateral Vehicle, the costs and expenses incurred in connection with the acquisition of such Master Collateral Vehicle by the applicable Lessee Grantor or RCFC from the dealer or other Person selling such Master Collateral Vehicle, as more specifically defined in the Financing Documents related to the applicable Financing Source.

"Insurer Related Amortization Event" means, with respect to any Series of Notes, any Amortization Event or Potential Amortization Event that arises solely as a result of an Event of Bankruptcy with respect to the policy provider, insurer or surety for such Series of Notes or a Class thereof or a default by such policy provider, insurer or surety under its financial guaranty insurance policy or surety bond, or its cancellation or rejection thereof, as applicable, in respect of such Series of Notes or a Class thereof including the Amortization Events and related Potential Amortization Events set forth in Section 5.1(j) or (k) of the Series 2005-1 Supplement, Section 5.1(j) or (k) of the Series 2006-1 Supplement or Section 5.1(j) or (k) of the Series 2007-1 Supplement, as the case may be.

"Investment Standing Instruction" has the meaning set forth in Section 2.5(f) hereof.

"Lease" means (a) the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group II), as supplemented by the lease annexes thereto, dated as of February 14, 2007, by and among RCFC, as the lessor, DTG Operations, in its capacity as lessee and as servicer, and DTAG, in its capacity as master servicer and guarantor, (b) the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group III), as supplemented by the lease annexes thereto, dated as of February 14, 2007, by and among RCFC, as the lessor, DTG Operations, in its capacity as lessee and as servicer, and those subsidiaries and affiliates of DTAG from time to time becoming lessees and servicers thereunder, in their capacities as lessees and servicers, and DTAG, in its capacity as master servicer and guarantor,
(c)) the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group IV), as supplemented by the lease annexes thereto, dated as of February 14, 2007, by and among RCFC, as the lessor, DTG Operations, in its capacity as lessee and as servicer, and DTAG, in its capacity as master servicer and guarantor, and (d) each other master motor vehicle lease and servicing agreement, as supplemented by the lease annexes thereto, or similar agreement, entered into by RCFC and/or one or more Lessee Grantors and constituting a Financing Document hereunder.

"Lessee Grantor" has the meaning set forth in the preamble.

"Lessee Grantor Master Collateral" has the meaning set forth in Section 2.1(a).

"Lessee Grantor Master Collateral Vehicles" has the meaning set forth in Section 2.1(a)(i).

"Master Collateral" has the meaning set forth in Section 2.1(b).

"Master Collateral Account" has the meaning set forth in Section 2.5.

"Master Collateral Agent" has the meaning set forth in the preamble, and includes any permitted successor to Deutsche Bank Trust Company Americas in its capacity as Master Collateral Agent.

"Master Collateral Vehicles" means the Lessee Grantor Master Collateral Vehicles and the RCFC Master Collateral Vehicles.

"Nominee" means the party named as such in the Nominee Agreement.

"Nominee Agreement " means the Fourth Amended and Restated Vehicle Title Nominee Agreement, dated as of December 3, 2015, by and among Hertz Vehicles LLC, Hertz      General Interest LLC, Hertz Vehicle Financing LLC, RCFC, The Hertz Corporation, the Master      Collateral Agent, The Bank of New York Mellon Trust Company, N.A. and those various
"Nominating Parties " from time to time party thereto.

"Notes" means the notes issued by RCFC pursuant to the Base Indenture.

"Officer’s Certificate" means, with respect to any Person, a certificate signed by the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer or any other person designated as an authorized officer by the board of directors of such Person.

"Pro rata" means, at any time as to any interest or amount with respect to any Beneficiary, a fraction, the numerator of which is the aggregate indebtedness and other obligations of each of the Lessee Grantors and RCFC, as applicable, then owing to the applicable Financing Source for the benefit of such Beneficiary and the denominator of which is the aggregate indebtedness and other obligations of each of the Lessee Grantors and RCFC, as applicable, then owing to all Financing Sources; provided, however, that if a Beneficiary must return any amount paid with respect to such obligations for any reason, such returned amounts shall be reinstated as obligations for purposes of the foregoing calculation.

"QI Account" means any account containing QI Master Collateral.

"QI Master Collateral" means Master Collateral for which the designated Beneficiary in the Master Servicer’s records is the Qualified Intermediary, as set forth in Section      2.2(b) hereof.

"Qualified Intermediary" means such entity that (a) will be acting in connection with the Exchange Program so as to permit RCFC and the Lessees to make use of the "qualified intermediary" safe harbor of Treasury Regulation §1.1031(k)-1(g)(4) and (b) is acceptable to Required Noteholders and the Rating Agencies.

"RCFC" has the meaning set forth in the preamble.

"RCFC Master Collateral" has the meaning set forth in Section 2.1(b).

"RCFC Master Collateral Vehicles" has the meaning set forth in Section 2.1(b)(i).

"Redesignation" has the meaning set forth in Section 2.2.

"Related Master Collateral" has the meaning set forth in Section 2.2.

"Related Vehicles" has the meaning set forth in Section 2.2.

"Replacement Vehicle" means, with respect to a Group, an Eligible Vehicle designated by the Master Servicer as comprising the Collateral for such Group acquired in exchange for an Exchanged Vehicle from such Group in accordance with the terms of the Exchange Agreement and under Section 1031 of the Code and the regulations promulgated thereunder.

"Repurchase Payment", with respect to any Program Vehicle subject to repurchase by the Manufacturer thereof, means a payment (which may include allowances, credits and/or charges under the applicable Vehicle Disposition Program) by such Manufacturer, pursuant to the Manufacturer’s Vehicle Disposition Program, to repurchase such Vehicle in accordance with its Vehicle Disposition Program

"Required Beneficiaries" means, at any time, Beneficiaries (other than any Lessee Grantor, if applicable) that are beneficiaries in respect of, or that represent or act on behalf of Financing Sources (other than any Lessee Grantor, if applicable) that hold (including by way of pledge or assignment), more than 50% of the outstanding principal amount of indebtedness of the Lessee Grantors and RCFC under the Financing Documents at such time (excluding any retained interest of any such Lessee Grantor or RCFC thereunder).

"Responsible Officer" means, with respect to the Master Collateral Agent, any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer, or any officer performing functions similar to those customarily performed by the person who at the time shall be such officer.

"Series 2005-1 Supplement" means that certain Series 2005-1 Supplement (as amended, restated, supplemented or otherwise modified from time to time), dated as of April 21, 2005, to Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and DBTCA, as trustee.

"Series 2006-1 Supplement" means that certain Series 2006-1 Supplement (as amended, restated, supplemented or otherwise modified from time to time), dated as of March 28, 2006, to Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and DBTCA, as trustee.

"Series 2007-1 Supplement" means that certain Series 2007-1 Supplement (as amended, restated, supplemented or otherwise modified from time to time), dated as of May 23, 2007, to Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and DBTCA, as trustee.

"Servicer" has the meaning set forth in the preamble.

"Standard & Poor’s" means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

"Substitute Exchanged Vehicle Proceeds" means, for a Group, funds in the amount of the Net Book Value of Exchanged Vehicles transferred by RCFC, at the direction of the Master Servicer, from (i) the Substitute Exchanged Vehicle Proceeds Amount for such Group, (ii) the Retained Distribution Account or (iii) RCFC’s capital, and deposited into the Collection Account for such Group to be treated as Disposition Proceeds for such Exchanged Vehicles.

"Substitute Exchanged Vehicle Proceeds Amount" means, for a Group, at any time, funds, if any, set aside by RCFC in an Excess Funding Account in respect of Exchanged Vehicles in such Group, for use as Substitute Exchanged Vehicle Proceeds for such Group.

"Thrifty" means Thrifty Rent-A-Car System, Inc., an Oklahoma corporation.

"Trustee" means Deutsche Bank Trust Company Americas, in its capacity as trustee under the Base Indenture unless a successor Person shall have become the trustee pursuant to the applicable provisions of the Base Indenture, and thereafter "Trustee" shall mean such successor Person.

"Uniform Commercial Code" or "UCC" means, with respect to a particular jurisdiction, the Uniform Commercial Code as in effect from time to time in such jurisdiction, or any successor statute thereto.

"Unused Exchange Proceeds" means, with respect to a Group, the Exchange Proceeds for such Group that are not used to acquire Replacement Vehicles for such Group and which are transferred from the Escrow Account with respect to such Group to RCFC in accordance with the terms of the Exchange Agreement.

SECTION 1.2.    Cross References; Headings. The words "hereof", "herein" and "hereunder" and words of a similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Annex, Section, Schedule and Exhibit references contained in this Agreement are references to Annexes, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof

SECTION 1.3.    Interpretation. In this Agreement, unless the context otherwise requires:

(a)the singular includes the plural and vice versa;

(b)reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(c)	reference to any gender includes the other gender;

(d)"including" (and, with correlative meaning, "include") means including without limiting the generality of any description preceding such term;

(e)	"or" is not exclusive;

(f)	provisions apply to successive events and transactions; and

(g)with respect to the determination of any period of time, "from" means "from and including" and "to" and "through" mean "to but excluding".

ARTICLE II

MASTER COLLATERAL AGENT AS LIENHOLDER FOR THE BENEFICIARIES

SECTION 2.1.    Security Interests.

(a)Grant by the Lessee Grantors. As security for the payment of the respective obligations from time to time owing by each of the Lessee Grantors to each Financing Source (or any Beneficiary as assignee thereof) under the related Financing Documents (x) DTG Operations (without limiting the grant by DTG Operations pursuant to clause (y) immediately following), confirms its grant, pledge and assignment pursuant to the Original Agreement and (y) to the extent not covered in clause (x), each of the Lessee Grantors hereby grants, pledges and assigns to the Master Collateral Agent, for the benefit of the Beneficiaries (to the extent set forth in Sections 2.2 and 2.3), subject to the provisions of subsection (c) below, a continuing, first priority Lien on all right, title and interest of such Lessee Grantor in, to and under the following, whether existing or acquired as of the Closing Date with respect to any series of Notes or any Financing Documents related to a Financing Source or thereafter (the "Lessee Grantor      Master Collateral"):

(i)all vehicles (A) acquired, financed or refinanced with funds provided by any Financing Source or Beneficiary and identified as Lessee Grantor Master Collateral Vehicles related to such Lessee Grantor in any Fleet Reports delivered to the Master Collateral Agent and/or (B) identified as being owned by such Lessee Grantor and subject to the lien of the Master Collateral Agent in each case on the Certificates of Title thereof (collectively, with respect to all of the Lessee Grantors, the "Lessee Grantor Master Collateral Vehicles"), and all Certificates of Title with respect thereto;

(ii)the Master Collateral Account (including each Collateral Account and Group Collateral Account), all funds on deposit therein from time to time all certificates and instruments, if any, representing or evidencing any or all of the Master Collateral Account or the funds on deposit therein from time to time, and all Permitted Investments made at any time and from time to time with the funds on deposit in the Master Collateral Account (including income thereon) and all certificates and instruments, if any, representing or evidencing such Permitted Investments;

(iii)all Vehicle Disposition Programs and incentive programs applicable to Lessee Grantor Master Collateral Vehicles, to the extent such right, title and interest relates to such Lessee Grantor Master Collateral Vehicles, including any amendments thereof and all monies due and to become due in respect of such Lessee Grantor Master Collateral Vehicles under or in connection with each such Vehicle Disposition Program and incentive program, whether payable as Repurchase Payments, Guaranteed Payments, Disposition Proceeds, Incentive Payments, auction sales proceeds, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of any Vehicle Disposition Program or otherwise and all rights to compel performance and otherwise exercise rights and remedies thereunder;

(iv)all Subleases entered into by such Lessee Grantor the subject of which includes any Master Collateral Vehicle leased by RCFC to such Lessee Grantor under a Lease, and all other contracts, agreements, guarantees, insurance, warranties, instruments or certificates entered into or delivered to such Lessee Grantor in connection with any such Sublease, in each case only to the extent directly relating to any Master Collateral Vehicle, including (but only to such extent), without limitation, all monies due and to become due to such Lessee Grantor under or in connection with such agreements whether payable as rent, guaranty payments, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the agreements or otherwise, and all rights, remedies, powers, privileges and claims of such Lessee Grantor against any other party under or with respect to such agreements (whether arising pursuant to the terms of such agreements or otherwise available to such Lessee Grantor at law or in equity), including the right to enforce any of the agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the agreements or the obligations of any party thereunder, all liens and property from time to time purporting to secure payment arising under or in connection with such agreements, or assigned to, such Lessee Grantor describing any collateral securing such obligations or liabilities and all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such obligations and liabilities due to such Lessee Grantor pursuant to such agreements);

(v)	all Assignment Agreements entered into by such Lessee Grantor;

(vi)all payments under insurance policies (whether or not the Master Collateral Agent is named as the loss payee thereof) with respect to any of the Lessee Grantor Master Collateral Vehicles;

(vii)the Assignment of Exchange Agreements and all proceeds thereof, including Unused Exchange Proceeds, but only to the extent such grant, pledge and assignment with respect to such Exchange Proceeds, including such grant, pledge and assignment with respect to the Unused Exchange Proceeds, is consistent with the limitations set forth in the "safe harbor" provisions of Treasury Regulation § 1.1031(k)-1(g)(6);

(viii)all additional property that may on the Closing Date or from time to time hereafter be subjected to the grant and pledge under this Agreement, as the same may be modified or supplemented from time to time, by such Lessee Grantor or by anyone on its behalf; and

(ix)any and all proceeds, products, offspring, rents or profits of any and all of the foregoing.

Notwithstanding anything to the contrary contained in this Agreement, the pledge and security interest granted by DTG Operations hereunder is an extension of the pledge and security interest granted under the Original Agreement.

(b)Grant by RCFC. As security for the payment of the respective obligations from time to time owing by RCFC to each other Financing Source (or any Beneficiary as assignee thereof) under the related Financing Documents, RCFC hereby (x) confirms its grant, pledge and assignment pursuant to the Original Agreement and (y) to the extent not covered by clause (x), grants, pledges and assigns to the Master Collateral Agent, for the benefit of the Beneficiaries (to the extent set forth in Sections 2.2 and

2.3), a continuing, first priority Lien on all right, title and interest of RCFC in, to and under the following, whether existing or acquired as of the first Closing Date under the Base Indenture or thereafter (the
"RCFC Master Collateral" and, together with the Lessee Grantor Master Collateral, the "Master      Collateral"):

(i)    all vehicles (A) acquired, financed or refinanced with funds provided by any Financing Source or Beneficiary and identified as RCFC Master Collateral Vehicles in any Fleet Report delivered to the Master Collateral Agent and/or (B) identified as being owned by RCFC and subject to the lien of the Master Collateral Agent on the Certificates of Title thereof (collectively, the "RCFC Master Collateral Vehicles"), and all Certificates of Title with respect thereto;

(ii)    the Master Collateral Account (including each Collateral Account and Group Collateral Account), all funds on deposit therein from time to time, all certificates and instruments, if any, representing or evidencing any or all of the Master Collateral Account or the funds on deposit therein from time to time, and all Permitted Investments made at any time and from time to time with the funds on deposit in the Master Collateral Account (including income thereon) and all certificates and instruments, if any, representing or evidencing such Permitted Investments;

(iii)    all Vehicle Disposition Programs and incentive programs applicable to the RCFC Master Collateral Vehicles to the extent such right, title and interest relates to such RCFC Master Collateral Vehicles or to any Manufacturer Receivables, including any amendments thereof and all monies due and to become due in respect of such RCFC Master Collateral Vehicles or such Manufacturer Receivables under or in connection with each such Vehicle Disposition Program, whether payable as Repurchase Payments, Guaranteed Payments, Disposition Proceeds, Incentive Payments, auction sales proceeds, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Vehicle Disposition Program or otherwise and all rights to compel performance and otherwise exercise rights and remedies thereunder;

(iv)    the Nominee Agreement to the extent it relates to such RCFC Master Collateral Vehicles, including, without limitation, all rights, remedies, powers, privileges and claims of      RCFC against any other party under or with respect to the Nominee Agreement that relate to such RCFC Master Collateral Vehicles (whether arising pursuant to the terms of the Nominee      Agreement or otherwise available to RCFC at law or in equity), and the right to enforce the      Nominee Agreement as it relates to such RCFC Master Collateral Vehicles and to give or      withhold any and all consents, requests, notices, directions, approvals, extensions or waivers      under or with respect to the Nominee Agreement or the obligations of any party thereunder, in      each case as the same relate to such RCFC Master Collateral Vehicles;

(v)	~~(iv)~~ all Assignment Agreements entered into by RCFC;

(vi)    ~~(v)~~ all payments under insurance policies (whether or not the Master Collateral Agent is named as the loss payee thereof) with respect to, and all warranties payable by reason of loss or damage to, or otherwise with respect to, any of the Master Collateral Vehicles;

(vii)    ~~(vi)~~ the Assignment of Exchange Agreements and all proceeds thereof, including Unused Exchange Proceeds, but only to the extent such grant, pledge and assignment with respect to such Exchange Proceeds, including such grant, pledge and assignment with respect to the Unused Exchange Proceeds, is consistent with the limitations set forth in the "safe harbor" provisions of Treasury Regulation §1.1031(k)-1(g)(6);

(viii)    ~~(vii)~~ all additional property that may on the Closing Date or from time to time hereafter be subjected to the grant and pledge under this Agreement, as the same may be modified or supplemented from time to time, by RCFC or by anyone on its behalf; and

(ix)    ~~(viii)~~ any and all proceeds, products, offspring, rents, or profits of any of the foregoing.

Notwithstanding anything to the contrary contained in this Agreement, the pledge and security interest granted by RCFC hereunder is an extension of the pledge and security interest granted under the Original Agreement.

Each Lessee Grantor, RCFC, each other Financing Source and each Beneficiary hereby authorizes the Master Collateral Agent to be named as the first lienholder on the Certificates of Title for the Master Collateral Vehicles, in a representative capacity, as Master Collateral Agent for the Beneficiaries. The Master Collateral Agent agrees that all of its right, title and interest in and to the Master Collateral shall be solely for the respective benefit of each Beneficiary.

Each Financing Source and each Beneficiary hereby directs the Master Collateral Agent to execute and deliver as of the date set forth herein in its capacity as Master Collateral Agent hereunder each Assignment Agreement hereafter entered into by any of the Lessee Grantors or RCFC.

(c)Exclusions. Notwithstanding the provisions of Section 2.1(a), it is expressly acknowledged and agreed that the Lessee Grantor Master Collateral does not and shall not in any event include any of the following items or types of property:

(i)    any advertising or promotional allowances payable to any Lessee Grantor by any Manufacturer;

(ii)    any monies due or to become due to any Lessee Grantor or any Franchisee or Affiliate of any Lessee Grantor from the retail rental of vehicles;

(iii)    any amounts payable by a Manufacturer to any Lessee Grantor which constitute manufacturer floor plan assistance; or

(iv)    any Franchise Agreement, or any monies due or to become due to the applicable Lessee Grantor under any Franchise Agreement, including, without limitation, monies due or to become due to such Lessee Grantor on account of, relating to or in connection with (a) administrative fees, advertising fees and license or franchise fees under or in connection with any Franchise Agreements, (b) the grant, transfer, sale or other disposition, in whole or in part, of any Franchise Agreement, (c) the sale, lease or other offering by such Lessee Grantor of goods, supplies or products (excluding, however, Master Collateral Vehicles) to any Franchisee or the performance of services by such Lessee Grantor for any Franchisee, (d) insurance programs for Franchisees offered under or in connection with any Franchise Agreement, (e) credit card services provided in connection with any Franchise Agreement, and (t) promissory notes delivered pursuant to or in connection with any Franchise Agreement, or any other accounts, general intangibles, chattel paper, documents and instruments relating to or arising out of or in connection with any Franchise Agreement.

Each Financing Source and each Beneficiary hereby disclaims and affirmatively waives any right, title or interest in and to any of the foregoing items or types of property under or pursuant to this Agreement.

SECTION 2.2.    Designation of Beneficiaries; Beneficiaries’ Rights Limited . (a) Each of the Trustee, RCFC, the Qualified Intermediary and any other Person who from time to time executes a Financing Source and Beneficiary Supplement as a beneficiary is hereby designated as a Beneficiary with respect to the Master Collateral Vehicles designated on the Master Servicer’s computer system as Master Collateral Vehicles relating to such Beneficiary or as otherwise provided in a Financing Source and Beneficiary Supplement with respect to such Beneficiary ("Related Vehicles") and the other Master Collateral related thereto (the "Related Master Collateral"). The Master Servicer shall establish and maintain or cause to be established and maintained, in the name of the Master Collateral Agent, a separate account in accordance with Section 2.5 hereof for each Group of Segregated Collateral. The Master Servicer shall designate Related Master Collateral as belonging to a Group of Segregated Collateral, specifying the Group designated. The designation of Related Vehicles with respect to each Beneficiary on the Master Servicer’s computer system shall be considered prima facie evidence of such Beneficiary’s rights with respect to such Related Vehicles and the Related Master Collateral. If at any time a Beneficiary reasonably believes that such designation by the Master Servicer is incorrect, it may dispute such designation by delivering a written notice to the Master Collateral Agent setting forth its claim as to the correct designation of its Related Vehicles (each a "Redesignation"). The Master Collateral Agent shall, promptly upon receipt of such notice, distribute a copy thereof to each Lessee Grantor, RCFC, each Financing Source and each Beneficiary (other than the Beneficiary disputing the Master Servicer’s designation of Related Vehicles). Each such Financing Source and Beneficiary shall, within ten (10) Business Days of receipt of such notice from the Master Collateral Agent, notify the Master Collateral Agent in writing as to whether it consents to the disputing Beneficiary’s Redesignation. If the Master Collateral Agent receives written notice from each such Beneficiary and Financing Source containing its consent to the disputing Beneficiary’s Redesignation within the period set forth above, it shall promptly notify the Master Servicer and the Master Servicer shall effect such Redesignation. Each Beneficiary shall be entitled to the benefits of this Agreement only with respect to its Related Vehicles and Related Master Collateral. No Beneficiary shall have any interest in (i) any Master Collateral Vehicle which is not a Related Vehicle as to such Beneficiary, (ii) any funds in the Master Collateral Account that are proceeds of any Master Collateral Vehicle which is not a Related Vehicle as to such Beneficiary, (iii) rights under any Vehicle Disposition Program with respect to any Master Collateral Vehicle which is not a Related Vehicle as to such Beneficiary or (iv) any other Master Collateral which is not Related Master Collateral as to such Beneficiary, in each case regardless of the time, order, manner or nature of attachment or perfection of security interests in Master Collateral Vehicles (including the giving of or failure to give notice of any purchase money security interest or other notice, or the order of filing financing statements), or any provision of the Uniform Commercial Code, the federal Bankruptcy Code, or other applicable law.

(b)    The Qualified Intermediary is designated (pursuant to a Financing Source and Beneficiary Supplement executed by the Qualified Intermediary) as a Beneficiary of (i) any Master Collateral Vehicle that is an Exchanged Vehicle, (ii) any funds in the Master Collateral Account that are proceeds of any Exchanged Vehicle, (iii) any receivables in respect of disposition of any Exchanged Vehicle, and (iv) any other Master Collateral that is designated on the Master Servicer’s computer system as Related Master Collateral for the Qualified Intermediary as Beneficiary hereunder (collectively, the "QI Master Collateral"). No other Beneficiary hereunder shall have any right, title, or interest in, claim to or lien on the QI Master Collateral.

SECTION 2.3.    Redesignation of Beneficiaries. RCFC, with respect to the RCFC Master Collateral Vehicles, and each of the Lessee Grantors, with respect to the Lessee Grantor Master Collateral

Vehicles, may from time to time refinance Master Collateral Vehicles related to a particular Financing Source with proceeds from a different Financing Source. In connection therewith, the Master Servicer shall designate on its computer system the Financing Source the proceeds of which are used to finance or refinance such Master Collateral Vehicles, and, upon repayment of the Financing Source being refinanced, (x) such Master Collateral Vehicles shall automatically constitute Related Vehicles of the specified Beneficiary or Beneficiaries related to such refinancing Financing Source, and (y) such Master Collateral Vehicles shall cease to be Related Vehicles of the Beneficiary or Beneficiaries related to the refinanced Financing Source. In addition, the Master Servicer may from time to time redesignate on its computer system, to a new Beneficiary related to a Financing Source, one or more Master Collateral Vehicles that are Related Vehicles of another Beneficiary related to such Financing Source, if such related Vehicles have been designated to specific Beneficiaries. Notwithstanding the foregoing, the right of the Master Servicer to redesignate Master Collateral Vehicles that will, after such a refinancing or other redesignation, cease to be Related Vehicles with respect to a Financing Source or Beneficiary shall be subject to the conditions that immediately after giving effect to such redesignation:

(a)no Default (other than, unless the Required Noteholders of the Series of Notes with respect to which the applicable Insurer Related Amortization Event has occurred shall have instructed the Trustee and the Master Collateral Agent in writing otherwise, an Insurer Related Amortization Event with respect to a Series of Notes) shall exist under the Financing Documents related to such Financing Source or Beneficiary (provided, however, that the Master Servicer shall have the right to make such redesignation for the purpose of curing such a Default); and

(b)Unless otherwise specified in the Financing Source and Beneficiary Supplement therefor, such Financing Source or Beneficiary shall have designated to it Related Vehicles with a collateral value (as determined, in accordance with the Financing Documents relating to the Financing Source or with respect to such Beneficiary, by the Person specified therein or, if no such Person is so specified, by the Master Servicer) not less than the minimum collateral value required in such Financing Documents to support the outstanding loans or securities issued under such Financing Documents.

Each designation of a Beneficiary pursuant to Section 2.2, and each redesignation by the Master Servicer pursuant to this Section 2.3, shall automatically constitute a representation and warranty by the Master Servicer for the benefit of the Beneficiary to which the Master Collateral Vehicle is being designated or redesignated that (i) with respect to such a redesignation, the conditions in Sections 2.3(a) and 2.3(b) have been met, (ii) with respect to such a redesignation, the loans or securities of the original Financing Source with respect to such refinanced Master Collateral Vehicles have been repaid or, other than with respect to redesignated Master Collateral Vehicles constituting Group IV Collateral, the original Financing Source or Beneficiary with respect to such redesignated Master Collateral has designated to it replacement Related Vehicles with an aggregate Net Book Value equal to or greater than the Net Book Value of such redesignated Master Collateral Vehicles (in each case calculated as of the date of such redesignation) and/or has cash allocated to it constituting collateral securing its loans or securities (including in the form of Exchange Proceeds, pursuant to an increase in the applicable Exchange Agreement Rights Value) in amount at least equal to such Net Book Value of such redesignated Master Collateral Vehicles and, in the case of such designation of Replacement Vehicles or allocation of cash, RCFC is in compliance with any Maximum Manufacturer Percentage, Maximum Non- Program Percentage and Maximum Program Percentage and any other covenants, agreements or conditions limiting the types of Vehicles and/or Manufacturers applicable to the pool of Vehicles pledged to secure the loans or securities of such original Financing Source or Beneficiary after giving effect to such designation or allocation, and (iii) with respect to any such designation or redesignation, all Related Vehicles of such Beneficiary constitute Eligible Vehicles under the relevant Financing Documents. Master Collateral Vehicles shall be redesignated hereunder at their respective Net Book Values, calculated in accordance with the Financing Documents relating to the Financing Source with respect to the applicable Beneficiary. Except as provided in Section 2.5(c), no Beneficiary shall have any interest in any Master Collateral Vehicle or other Master Collateral for which it is no longer designated as the Beneficiary, it being understood that, subject to the satisfaction of the conditions set forth in Sections 2.3(a) and 2.3(b) and repayment of the loans or securities of the original Financing Source with respect to refinanced Master Collateral Vehicles~~or~~ or the designation of replacement collateral as described above with respect to other redesignated Master Collateral Vehicles, any such redesignation shall automatically constitute a release by such Beneficiary of any interest therein.

SECTION 2.4.    Master Servicer’s Fleet Report . (a) On or prior to the Reporting Date, the Master Servicer shall furnish to the Master Collateral Agent a report (which may be on diskette, magnetic tape or other electronic medium acceptable to the Master Collateral Agent) substantially in the form of Exhibit C ("Fleet Report"), showing for each Financing Source and each Related Vehicle designated thereto, as of the last day of the immediately preceding calendar month and after giving effect to the most recent redesignation of Master Collateral Vehicles as of such last day, (i) the related Beneficiary and the Group in respect thereof, (ii) whether such Related Vehicle is a Lessee Grantor Master Collateral Vehicle or an RCFC Master Collateral Vehicle, (iii) the last eight digits of the vehicle identification numbers with respect to such Related Vehicle, and (iv) the Capitalized Cost and Net Book Value of such Related Vehicle (calculated in accordance with the Financing Documents relating to the applicable Financing Source). The Master Collateral Agent shall make the Fleet Report available for inspection by any Financing Source or Beneficiary at the Corporate Trust Office, during normal business hours, upon such Financing Source or Beneficiary’s written request. Each Fleet Report shall, upon delivery thereof to the Master Collateral Agent, become Exhibit C hereto and shall replace and supersede all prior Fleet Reports in such capacity. The Master Collateral Agent’s sole responsibility with respect to such Fleet Report shall be custodial.

(b)Reporting; Designation. In connection with the identification of one or more Exchanged Vehicles proposed to be redesignated to the Qualified Intermediary under an Exchange Program, the Master Servicer shall prepare the information for reporting on the Reporting Date on a Group by Group basis and upon the exchange of Exchanged Vehicles make the designations in the Master Servicer’s computer system and, if necessary, instruct the Trustee under item (vi) below as to the following:

(i)the ~~Y~~VIN and current Net Book Value of each proposed Exchanged Vehicle;

(ii)the VIN and Capitalized Cost or Net Book Value of each Vehicle, including Replacement Vehicles, if any, to be designated as belonging to a particular Group and as related to the Financing Source and Beneficiaries in substitution for the proposed Exchanged Vehicles;

(iii)the Substitute Exchanged Vehicle Proceeds Amount to be transferred from each Excess Funding Account for each Series of Notes (as defined in the related Series Supplement) within a Group to the Collection Account for each such Series of Notes;

(iv)the increase in Exchange Agreement Rights Value to be designated to the Financing Source and Beneficiaries in substitution for the proposed Exchanged Vehicles, and the amount by which Disposition Proceeds received in respect of Exchanged Vehicles are less than the Net Book Value, (such amount, if positive to be treated as Losses under Financing Documents for a Series of Notes, if so specified in such Financing Documents) of such Exchanged Vehicles;
(v)a calculation setting forth the sum of items (ii), (iii) and (iv) above as at least equaling the aggregate Net Book Values of the proposed Exchanged Vehicles under item (i) above; plus any Losses identified in item (iv) above; and an instruction to the

Trustee to make the transfers in item (iii) above and to the Master Collateral Agent and Servicer on its behalf (pursuant to Section 2.7 of this Agreement) to release its lien on the Exchanged Vehicles and any Certificates of Title related thereto at the time of the transfers and designations in items (ii), (iii) and (iv) above.

Upon satisfaction of the foregoing, the Master Servicer shall designate the substitute Vehicles, including Replacement Vehicles, and Exchange Agreement Rights Value in its computer system as Master Collateral related to the Financing Source and Beneficiaries tendering the Exchanged Vehicles (including the proper Group of Segregated Collateral), while simultaneously designating the Exchanged Vehicles and all proceeds thereof as QI Master Collateral related to the Qualified Intermediary as Beneficiary.

Aggregate information with respect to the above will be reported to the Trustee, the Master Collateral Agent and others specified in the Financing Documents for each Group and Series of Notes within each Group on the Reporting Date.

SECTION 2.5.    Master Collateral Account. (a) The Master Collateral Agent shall establish and maintain, or cause to be established and maintained, in the name of Master Collateral Agent for the benefit of the named Beneficiary, one or more accounts (the "Collateral Account") into which shall be initially deposited all Master Collateral and proceeds thereof, and shall establish and maintain, or cause to be established and maintained, in the name of the Master Collateral Agent for the benefit of the named Beneficiary, one or more accounts for each Group of Segregated Collateral (the "Group Collateral      Account" and collectively with the Collateral Account, the "Master Collateral Account") into which shall be deposited the Master Collateral and proceeds thereof designated as belonging to such Group. Each Master Collateral Account shall bear a designation clearly indicating that the funds deposited therein are held for the respective benefit of the named Beneficiary and sole dominion and control over each Master Collateral Account shall be vested in the Master Collateral Agent for the benefit of the named Beneficiary. The Master Collateral Account shall be maintained (i) with one or more Qualified Institutions, or (ii) as segregated trust accounts with the corporate trust departments of depository institutions or trust companies having corporate trust powers so long as each such institution has a credit rating for its unsecured long-term debt not lower than investment grade by Standard & Poor’s. For so long as BOKF, National Association satisfies at least one of the BOKF Required Ratings and solely with      respect to the accounts specified on Schedule 2.5(a), BOKF, National Association shall be deemed a "Qualified Institution" for all purposes hereunder.

(b)If any Master Collateral Account (or any subaccount thereof) is not maintained in accordance with the previous clause (a), then within ten (10) days after a Responsible Officer has received written notice from any related Beneficiary or Financing Source to establish a new Master Collateral Account or subaccount thereof or has actual notice followed by written confirmation (which confirmation the Master Collateral Agent shall use its best efforts to obtain as soon as practicable at the request of the related Beneficiary or Financing Source) of such fact, the Master Collateral Agent shall establish a new Master Collateral Account (or a new subaccount) which complies with such clause (a) and transfer into the new Master Collateral Account (or subaccount) all funds from the non-qualifying Master Collateral Account (or subaccount).
(c)The Servicer and the Grantors shall direct all payments representing (i) Disposition Proceeds, (ii) Guaranteed Payments and Repurchase Payments under Vehicle Disposition Programs, (iii) Incentive Payments under incentive programs, (iv) all payments under the Subleases and (v) all other payments or other proceeds arising from the Master Collateral to be deposited directly into the Collateral Account or the applicable Group Collateral Account. In the event that any of the Master Servicer, any Servicer, RCFC or any Financing Source shall receive directly into one of its accounts any such payments or proceeds, including cash, securities, obligations or other property, such Person shall accept in constructive trust for the Master Collateral Agent, and hold and deposit into the Master Collateral Account or the applicable Group Collateral Account within two (2) Business Days of receipt thereof, any of the foregoing payments or proceeds received directly by such Person in respect of the Master Collateral, with the endorsement or other evidence of transfer of such Person when necessary or appropriate. Each Grantor shall designate the Master Collateral Agent as loss payee on its physical damage and comprehensive insurance policies on the Master Collateral Vehicles. The Master Collateral Agent shall, within one (1) Business Day after receipt thereof, notify the Master Servicer when funds are deposited in the Master Collateral Account or the Collateral Account and the amount of such funds and promptly thereafter, but in no event more than two (2) Business Days after the receipt of such notice from the Master Collateral Agent, the Master Servicer shall instruct the Master Collateral Agent in writing (upon which instruction the Master Collateral Agent is entitled to conclusively rely) with respect to funds received hereunder as to (i) the aggregate amount thereof which represents payments or other proceeds arising from a Group of Segregated Collateral and the Related Vehicles and Related Master Collateral of each Beneficiary, (ii) upon the occurrence and during the continuance of a Default and as needed under clause (d) or (e) below or, in the sole judgment of the Master Servicer, as otherwise needed, the dollar amount thereof that is derived from Lessee Grantor Master Collateral and from RCFC Master Collateral,
(iii)the dollar amount of Sublease payments, insurance payments, warranty payments and other payments, as set forth below, in each case relating to Master Collateral Vehicles, which, so long as no Default under the related Financing Documents has occurred and is continuing or would result therefrom may be withdrawn from the Master Collateral Account and distributed to the applicable Lessee Grantor,
(iv)the dollar amount of funds not constituting Master Collateral (which may be distributed at any time to the Person entitled thereto), and (v) any additional information provided by the Master Servicer pursuant to and in accordance with Section 24.4(a) of the Lease. The Master Collateral Agent shall promptly after receipt of instructions from the Master Servicer (upon which instructions the Master Collateral Agent may conclusively rely), but in no event later than ten (10) days after any payments or proceeds are first received into the Collateral Account or Master Collateral Account, distribute or cause to be distributed to the correct Group Collateral Account, QI Account, Collection Account or other account designated by the Beneficiary with respect to such payments or proceeds. In addition, the Master Collateral Agent shall promptly after receipt of instructions from the Master Servicer (upon which instructions the Master Collateral Agent may conclusively rely), but in no event later than ten (10) days after any payments or proceeds in respect of Master Collateral are first received by RCFC, a Lessee Grantor, the Trustee or the Master Collateral Agent (including by deposit in the Collateral Account or Master Collateral Account), distribute or cause to be distributed to each Beneficiary, in an amount specified by the Master Servicer as provided above, the funds in the Master Collateral Account representing payments or other proceeds arising from the Group of Segregated Collateral, Related Vehicles and Related Master Collateral of such Beneficiary, to an account previously specified in writing by such Beneficiary to the Master Collateral Agent; provided, however, that so long as no Default has occurred and is continuing or would result therefrom, all funds representing (x) payments under a Sublease or under any contract, agreement, guaranty, insurance, warranty, instrument or certificate entered into by or delivered to a Lessee Grantor, in connection with a Sublease, or (y) payments under insurance policies or warranties payable by reason of loss or damage to, or otherwise with respect to, any of the Master Collateral Vehicles, shall promptly be distributed to the applicable Lessee Grantor, to an account previously specified in writing by such Lessee Grantor, or as the applicable Lessee Grantor shall otherwise direct. Notwithstanding the foregoing, the Master Servicer may at any time instruct the Master Collateral Agent to release from any
Collateral Account or Master Collateral Account any funds not constituting Master Collateral to the Person entitled thereto.

(d)At such time as no further distributions from a Lessee Grantor to a Financing Source, pursuant to the Financing Documents, are required or will be required to be made to a Beneficiary in accordance with Section 2.5(c), and any applicable bankruptcy preference period has expired, all remaining funds deposited in respect of Lessee Grantor Master Collateral in the Master Collateral Account and allocated to such Beneficiary shall promptly be distributed to such Lessee Grantor upon the written direction of the Master Servicer.

(e)At such time as no further distributions from RCFC to a Financing Source, pursuant to the Financing Documents, are required or will be required to be made to a Beneficiary in accordance with Section 2.5(c), and any applicable bankruptcy preference period has expired, all remaining funds deposited in respect of RCFC Master Collateral in the Master Collateral Account and allocated to such Beneficiary shall promptly be distributed to RCFC upon the written direction of the Master Servicer.

(f)If at any time the Master Collateral Agent, a Servicer or the Master Servicer shall receive any funds to which it is not entitled pursuant to the provisions of this Agreement, such Servicer or the Master Servicer shall so advise the Master Collateral Agent (upon which advice the Master Collateral Agent may conclusively rely) and the Master Collateral Agent or such Service; or the Master Servicer, as the case may be, shall forthwith take reasonable steps to ensure that such funds are remitted to the Person so entitled thereto, such remittance to be made promptly after the determination thereof and if by the Master Collateral Agent, as directed in writing by the Master Servicer.

(g)The Master Servicer shall instruct (upon which instruction the Master Collateral Agent may conclusively rely) the Master Collateral Agent in writing to invest funds on deposit in the Master Collateral Account in Permitted Investments. If the Master Collateral Agent does not receive instructions from the Master Servicer prior to 11:00 a.m., New York City time, on any day as to the distribution or investment of any funds in the Master Collateral Account, then the Master Collateral Agent shall invest such funds in Permitted Investments set forth in Exhibit H, as the same may be from time to time revised by the Master Servicer upon three (3) Business Days’ prior written notice to the Master Collateral Agent (the "Investment Standing Instruction"). All such investments shall be redeemable or mature on the next Business Day. Neither the Master Servicer nor the Master Collateral Agent shall be responsible for any losses incurred on any investments made pursuant to and in accordance with this paragraph (g). The Master Collateral Agent shall, in accordance herewith, be entitled to rely upon the most recent Investment Standing Instruction or other written instruction received pursuant to this Section 2.5(g).

SECTION 2.6.    Certificates of Title. Each Servicer shall hold in trust, as agent of and as custodian for the Master Collateral Agent, all Certificates of Title for Master Collateral Vehicles leased by such Servicer under a Lease. The applicable Servicer shall (i) hold all such Certificates of Title under lock and key, in a safe fireproof location at one or more of the offices specified in Exhibit D (as the same may be from time to time revised by the applicable Servicer upon thirty (30) days’ prior written notice to the parties hereto), and (ii) not release or surrender any Certificate of Title except in accordance with this Agreement (and in any event not release or surrender any of the Certificates of Title other than Certificates of Title as to which the Lien of the Master Collateral Agent has been released in accordance with this Agreement). The applicable Servicer shall cause the Certificates of Title with respect to each Lessee Grantor Master Collateral Vehicle leased by it under a Lease to show the applicable Lessee Grantor, and with respect to each RCFC Master Collateral Vehicle to show RCFC or the Nominee, as the registered owner thereof and to show Deutsche Bank Trust Company Americas, as agent (or as otherwise required under governing law to perfect the Lien of the Master Collateral Agent), as the first lienholder at the address referred to in the next sentence. The Master Collateral Agent has established a post office box in Tulsa, Oklahoma at an address specified in Section 5.2 hereof, to be used from and after the date hereof as its exclusive address as first lienholder noted on the Certificates of Title. The Master Collateral Agent shall, on a daily basis make available to each Lessee Grantor at its address set forth in Section 5.2 hereof, all Certificates of Title received at such post office box address.

SECTION 2.7.    Notation of Liens; Release of Collateral. (a) The Master Collateral Agent hereby grants to each Servicer a limited power of attorney, with full power of substitution, to take any and all actions, in the name of the Master Collateral Agent, (i) to note the Master Collateral Agent as the holder of a first lien on the Certificates of Title, and/or otherwise ensure that the first Lien shown on any and all Certificates of Title is in the name of the Master Collateral Agent, (ii) to release the Master Collateral Agent’s Lien on any Certificate of Title in connection with the sale or disposition of the related Master Collateral Vehicle permitted pursuant to the provisions of the Financing Documents relating to such Master Collateral Vehicle; and (iii) to release the Master Collateral Agent’s Lien on any Certificate of Title with respect to any Master Collateral Vehicle which is not a Related Vehicle with respect to any Beneficiary or with respect to which all obligations under the Documents to each related Beneficiary have been satisfied in full (and any applicable bankruptcy preference period has expired). Nothing in this Agreement shall be construed as authorization from the Master Collateral Agent to any Servicer to release any Lien on any Certificate of Title except upon compliance with this Agreement.

(b)    Each Beneficiary may cause the Master Collateral Agent to terminate the limited power of attorney referred to in Section 2.7(a) (including the related power granted under Section 2.8) with respect to such Beneficiary’s Related Vehicles after the occurrence, and during the continuance, of a Default (after giving effect to any cure period or grace period) under the Financing Documents relating to the Financing Source with respect to such Beneficiary by giving written notice to such effect to the applicable Servicer and the Master Collateral Agent. The Master Collateral Agent agrees that upon receipt of any such notice it shall promptly terminate such power of attorney with respect to such Beneficiary’s Related Vehicles by giving written notice to such effect to the applicable Servicer. The power of attorney referred to in Section 2.7(a) (including the related power granted under Section 2.8) will also terminate following the resignation or removal of the Master Collateral Agent pursuant to Section 4.5. The Master Collateral Agent will follow the direction (upon which direction the Master Collateral Agent may conclusively rely) of the applicable Servicer to release liens on Master Collateral Vehicles unless either a contrary direction is received from a Financing Source or Beneficiary or the Financing Documents require direction to be given by another party. In connection with any release permitted under this Section 2.7, the Master Collateral Agent and each Beneficiary agrees to execute such further documents, if any, as may be reasonably requested by the applicable Servicer to effect such release.

SECTION 2.8.    Power of Attorney. To further evidence the limited power of attorney referred to in Section 2.7, the Master Collateral Agent agrees that upon request of the Servicer it will execute a separate power of attorney substantially in the form of Exhibit ~~E.~~E-1. To further evidence the      limited power of attorney referred to in Section 2.6 of the Nominee Agreement, the Master Collateral Agent agrees that upon request of the Servicer it will execute a separate power of attorney substantially in the form of Exhibit E-2.

ARTICLE III

THE MASTER SERVICER

SECTION 3.1.    Acceptance of Appointment. Each Financing Source and each Beneficiary hereby appoints DTAG, and DTAG hereby accepts such appointment and agrees to act, as the initial Master Servicer under this Agreement. The Master Collateral Agent acknowledges such appointment.

SECTION 3.2.    Master Servicer Functions. The Master Servicer shall service and administer the Master Collateral Vehicles, and without limitation of the foregoing, the Master Servicer shall: (i) cause the Master Collateral Agent to be shown as the first lienholder on all Certificates of Title with respect to the Master Collateral Vehicles and forward to the Servicer ~~of the related Vehicle~~ all such Certificates of Title with respect to the Master Collateral Vehicles titled in the name of RCFC or the      Nominee, (ii) in accordance with the requirements of the Financing Documents related to a Financing Source and as applicable thereunder, designate as Related Vehicles on its computer system with respect to each Beneficiary related to such Financing Source and in accordance with Sections 2.2 and 2.3 hereof, Master Collateral Vehicles (a) that have been purchased by or purchased, financed or refinanced with funds provided by such Financing Source or as otherwise provided in a Financing Source and Beneficiary Supplement with respect to such Beneficiary, or (b) with a collateral value (as determined under the relevant Financing Documents relating to the Financing Source with respect to such Beneficiary) not less than the collateral value required in such Financing Documents to be allocated to such Beneficiary to support the outstanding loans or securities issued or obligations arising under such Financing Documents,
(iii) direct payments and other proceeds due under the Vehicle Disposition Programs and payments and other proceeds with respect to other Master Collateral to be deposited directly into the Master Collateral Account by the Manufacturers, related auction dealers, eligible franchisees and any other Person making such a payment, in accordance with this Agreement and allocate such payments to the various Beneficiaries, (iv) furnish the Fleet Report as provided in Section 2.4, (v) instruct the Master Collateral Agent to make distributions, withdrawals and payments froth the Master Collateral Account in accordance with Sections 2.5(b) through 2.5(d) in accordance with the related Financing Documents, (vi) execute and deliver, for the benefit of the Beneficiaries, any and all documents with respect to the Master Collateral Vehicles and the Vehicle Disposition Programs and, to the extent permitted under and in compliance with applicable law and regulations, commence enforcement proceedings with respect to such Vehicle Disposition Programs, (vii) perform the functions described in Section 2.7, and (viii) otherwise administer and service (or cause to be administered or serviced) Master Collateral Vehicles in accordance with this Agreement and the Financing Documents and duly perform all of its obligations specified herein and therein. The Master Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with its servicing and administration duties which it may deem necessary or desirable to accomplish such servicing and administration duties and which does not materially adversely affect the interests of any Beneficiary, unless otherwise prohibited by applicable Financing Documents or applicable law and regulations. Nothing in this Agreement shall at any time prevent the Master Servicer from in good faith taking any action to assure that its systems and records relating to the Master Collateral Vehicles and the Financing Sources are at all times accurate.

SECTION 3.3.    The Master Servicer Not to Resign. Without the prior written consent of the Master Collateral Agent, each of the Financing Sources and Beneficiaries, and the Rating Agencies, the Master Servicer shall not resign from the obligations and duties imposed on it hereunder.

SECTION 3.4.    Servicing Rights of Master Collateral Agent. If the Master Servicer resigns or shall fail to perform any of its obligations hereunder, which failure adversely affects one or more Beneficiaries to a material degree, the Master Collateral Agent, at the direction and at the expense of the Beneficiaries so adversely affected thereby, shall take such action or cause such action to be taken (pursuant to Section 4.1(d)), to perform such obligations as shall be so directed by such Beneficiaries, whereupon the Master Collateral Agent shall have full right and authority to take or cause to be taken such action so directed, provided, that, such action or direction is permitted by the related Financing Documents or this Agreement and that the Master Collateral Agent is indemnified to its satisfaction in connection therewith.

SECTION 3.5.    Incumbency Certificate. With the delivery of this Agreement and from time to time thereafter, each Servicer, RCFC and the Master Servicer shall furnish to the Master Collateral Agent a certificate (each, an "Incumbency Certificate") certifying as to the incumbency and specimen signatures of officers of each Servicer, RCFC and the Master Servicer, respectively (the "Authorized      Agents"), authorized to act, and to give instructions and notices, on behalf of each such Servicer, RCFC and the Master Servicer, respectively, hereunder. Until the Master Collateral Agent receives a subsequent Incumbency Certificate, the Master Collateral Agent shall be entitled to rely on the last such Incumbency Certificate delivered to it for purposes of determining the Authorized Agents.

ARTICLE IV

THE MASTER COLLATERAL AGENT

SECTION 4.1.    Appointment. (a) Each Financing Source and each Beneficiary, by its execution of this Agreement, appoints Deutsche Bank Trust Company Americas as the Master Collateral Agent under and for purposes of this Agreement. Each Financing Source and each Beneficiary authorizes the Master Collateral Agent to act on behalf of such Financing Source and Beneficiary under this Agreement and, in the absence of other written instructions from a Beneficiary with respect to its Related Vehicles and Related Master Collateral as may be received from time to time by the Master Collateral Agent (with respect to which the Master Collateral Agent agrees that it will comply), subject to the other provisions of this Article IV, to exercise such powers hereunder as are specifically delegated to or required of the Master Collateral Agent by the terms hereof and to exercise such powers as are provided to each Financing Source and Beneficiary with respect to its Related Vehicles and other Related Master Collateral under the related Financing Documents, along with such powers as may be reasonably incidental thereto. The Master Collateral Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of each of the Beneficiaries, in its name and stead, for such purposes as are necessary or desirable to effectuate the provisions of this Agreement, including, without limitation, in exercising remedies upon or otherwise dealing with the Master Collateral. Each such power of attorney is irrevocable and coupled with an interest.

(b)If and whenever a Default shall have occurred and be continuing, the Master Collateral Agent may and, at the direction of the applicable related Beneficiary (as provided in the next succeeding sentence) shall, exercise from time to time any rights and remedies available to it under applicable law or any Financing Document. If any Beneficiary notifies the Master Collateral Agent in writing that it or the Master Collateral Agent has the right to act with respect to the Beneficiary’s related Master Collateral pursuant to its related Financing Documents or pursuant to the UCC as in effect in the applicable jurisdiction, then the Master Collateral Agent, if it has been indemnified to its satisfaction and is legally able to do so, shall exercise or arrange for the exercise of any and all rights, remedies, powers and privileges available to such Beneficiary or the Master Collateral Agent with respect to the Beneficiary’s related Master Collateral to the extent and in the manner directed by such Beneficiary, at such Beneficiary’s expense and subject to the other provisions of this Agreement (including, without limitation, Section 4.4(g)), as permitted under the related Financing Documents and under relevant law and regulations, including, without limitation, the transmission of notices of default, repossession of Related Vehicles, and the institution of legal or administrative actions or proceedings. Each of the Lessee Grantors, RCFC, the Beneficiaries and the Financing Sources agrees that the Master Collateral Agent may exercise such rights, remedies, powers and privileges assigned to it in lieu of a Beneficiary in accordance with the preceding sentence and agrees that the Grantors shall reimburse the Master Collateral Agent for such enforcement expenses only to the same extent that they would be obligated to reimburse the Master Collateral Agent or the applicable Beneficiary for such enforcement expenses pursuant to the related Financing Documents.

(c)Instructions given to the Master Collateral Agent by any Beneficiary shall comply (and delivery of any such instructions by a Beneficiary to the Master Collateral Agent shall be deemed to be a representation and warranty by such Beneficiary that such instructions comply) with the Financing Documents of such Beneficiary and with applicable law and regulations.

(d)The Master Collateral Agent may at any time delegate any duties or obligations hereunder (including, but not limited to, any duties or obligations arising pursuant to Section 3.4 or 4.1(b) hereof) to any Person (other than, with respect to any actions as agent of the Beneficiaries as secured parties, any Person with any other interest in the Master Collateral) who agrees to conduct such duties in accordance with the terms hereof. Any such delegation shall not constitute a resignation within the meaning of Section 4.5 hereof and the Master Collateral Agent shall not be liable for the negligence, acts or omissions of such Persons so long as such Persons are selected with due care. If any such delegation occurs, notification of the identity of such Person shall be given to the Servicer, Master Servicer, the Beneficiaries and the Rating Agencies.

(e)If, at the time a Default exists under the Financing Documents related to a Beneficiary, the Master Collateral Agent shall default in its obligation or for any reason be unwilling or legally unable to exercise the rights, remedies, powers or privileges with respect to the Related Master Collateral of a Beneficiary in accordance with the direction of such Beneficiary (including any rights under Section 3.4 or 4.1(b)), the Master Collateral Agent shall, upon the written request of such Beneficiary, assign (without recourse to the Master Collateral Agent) to such Beneficiary the Master Collateral Agent’s security interest in such Beneficiary’s Master Collateral and shall prepare and execute those instruments and documents necessary to effectuate such assignment (including, if necessary, the execution of documents necessary to change the name of the first lienholder on Certificates of Title for such Beneficiary’s Related Vehicles to such Beneficiary or its agent or assignee).

(f)Deutsche Bank Trust Company Americas, in its individual or in any other capacity (including as Trustee), may be a Beneficiary hereunder and as such shall be entitled to all of the protections and rights of a Beneficiary under this Agreement without regard to its capacity as Master Collateral Agent hereunder.

(g)Within three (3) Business Days of receipt by the Master Collateral Agent (1) from a Manufacturer of any material information pertaining to payments of Disposition Proceeds, Guaranteed Payments, Repurchase Payments, or Incentive Payments, or (2) of any payments arising under the Subleases, made or to be made to the Master Collateral Account, the Master Collateral Agent shall provide such information to the Master Servicer.

SECTION 4.2.    Representations. Deutsche Bank Trust Company Americas hereby represents and warrants that (i) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part, and this Agreement is the legal, valid and binding obligation of Deutsche Bank Trust Company Americas, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and by the application of equitable principles.

SECTION 4.3.    Exculpatory Provisions. The Master Collateral Agent makes no representations as to the value or condition of the Master Collateral or any part thereof, the status or designation of any Master Collateral Vehicle as a Related Vehicle to any Beneficiary pursuant to Section
2.2    hereof, as to the title of any Lessee Grantor or RCFC thereto, as to the protection afforded by this Agreement, as to the Fleet Report, any statements, representations or warranties made by any other

Person in or in connection with this Agreement or any Financing Document, as to the validity, execution (except its own execution), enforceability of this Agreement (except as against itself), priority, perfection, legality or sufficiency of this Agreement or any Financing Document or any documents or instruments referred to therein, or the sufficiency or effectiveness or perfection or priority of any Lien on any collateral described in this Agreement, or as to the validity or collectibility of any obligation contemplated by this Agreement, and the Master Collateral Agent shall incur no liability or responsibility in respect of any such matters; provided, however, that the Master Collateral Agent shall not be relieved from liability for its own gross negligence or willful misconduct. The Master Collateral Agent shall not be charged with knowledge of the contents of any Fleet Report or any Financing Document. The Master Collateral Agent shall not be responsible for insuring the Master Collateral. Any reference herein to actual knowledge of the Master Collateral Agent shall mean actual knowledge of a Responsible Officer of the Master Collateral Agent assigned to and working in its Corporate Trust Office.

SECTION 4.4.    Limitations on Powers and Duties of the Master Collateral Agent.

(a)    The Master Collateral Agent undertakes to perform only the duties expressly set forth herein and no implied duties shall be read into this Agreement.

(b)    The Master Collateral Agent may exercise the rights and powers granted to it by this Agreement, together with such powers as are reasonably incidental thereto, but only pursuant to the terms of this Agreement.

(c)    The Master Collateral Agent’s duty of care shall be solely to deal with the Master Collateral as it would with property of its own.

(d)    The Master Collateral Agent shall have no authority to grant, convey or assign the Certificates of Title or change the notation of a security interest thereon or deal with the Certificates of Title in any way except as expressly provided herein.

(e)    The Master Collateral Agent shall have no liability or responsibility for (i) any release of Master Collateral or other act or omission by a Servicer pursuant to Section 2.7 or 2.8, (i) any act of a Servicer taken in its own name or the name of the Master Collateral Agent, or (ii) custody of any Certificates of Title not delivered to it and required to be held by it in connection with this Agreement.

(f)    The Master Collateral Agent shall have no duty to calculate, compute or verify, and shall not be held in any manner responsible for the content of the Fleet Report, except to verify that the certificate filed therewith conforms to the form of Exhibit C.

(g)    Except as required by the specific terms of this Agreement, the Master Collateral Agent shall have no duty to exercise or to refrain from exercising any right, power, remedy or privilege granted to it hereby, or to take any affirmative action or refrain from taking any affirmative action hereunder, unless directed to do so by Beneficiaries specified herein as being entitled to direct the Master Collateral Agent hereunder (and shall be fully protected in acting or refraining from acting pursuant to or in accordance with such directions, which shall be binding on each Lessee Grantor, RCFC, and each of the Financing Sources and Beneficiaries). Notwithstanding anything herein to the contrary, the Master Collateral Agent shall not be required to take any action that is or may be contrary to law or to the terms of this Agreement, any Financing Document or any other agreement or instrument relating to the Master Collateral, or which might subject it or any of its directors, officers, employees or agents to personal or financial liability. If any indemnity provided should become, in the determination of the Master Collateral Agent, inadequate, the Master Collateral Agent may call for additional indemnity and cease to act until and unless such additional indemnity is given.

(h)    The Master Collateral Agent may, in its sole discretion, retain counsel, agents, independent accountants and other experts selected by it and may act in reliance upon the advice of such counsel, independent accountants and other experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall be held harmless and shall not be liable for any action taken or omitted to be taken by it in good faith in reliance upon or in accordance with the statements and advice of such counsel, agents, accountants and other experts. The Master Collateral Agent shall have the right at any time to seek instructions concerning its duties and actions under this Agreement from any court of competent jurisdiction.

(i)    If the Master Collateral Agent receives unclear or conflicting instructions, it shall be entitled to refrain from taking action until clear or non-conflicting instructions are received, but shall inform the instructing party or parties promptly of its decision to refrain from taking such action. Without limiting the foregoing, in the event that the Master Collateral Agent receives unclear or conflicting instructions from Beneficiaries hereunder or there is any other disagreement between the other parties hereto resulting in adverse claims and demands being made in connection with the Master Collateral, or in the event that the Master Collateral Agent in good faith is in doubt as to what action it should take hereunder, the Master Collateral Agent shall be entitled to retain the Master Collateral until the Master Collateral Agent shall have received (i) a final nonappealable order of a court of competent jurisdiction directing delivery of the Master Collateral or (ii) a written agreement executed by all the other parties hereto directing delivery of the Master Collateral in which event the Master Collateral Agent shall disburse the Master Collateral in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Master Collateral Agent to the effect that such order is final and nonappealable.

(j)    The Master Collateral Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Financing Document or any other agreements or instruments relating to the Master Collateral on the part of any party hereto or thereto or to inspect any books and records relating to the Master Collateral.

(k)    The Master Collateral Agent shall be entitled to rely on any communication, certificate, instrument, opinion, report, notice, paper or other document reasonably believed by it to be genuine and correct and to have been signed, given or sent by the proper Person or Persons. The Master Collateral Agent shall be entitled to assume that no Default shall have occurred and be continuing and that the Master Collateral Account, and any funds on deposit in or to the credit of such Master Collateral Account, are not subject to any writ, order, judgment, warrant of attachment, execution or similar process (collectively a "writ"), unless (i) a Responsible Officer of the Master Collateral Agent has actual knowledge thereof or (ii) the Master Collateral Agent has received written notice from a Lessee Grantor, RCFC, a Servicer, the Master Servicer, a Beneficiary or a Financing Source that such a Default has occurred or such writ has been issued and, in each case, continues to be in effect, which notice specifies the nature thereof.

(l)    Deutsche Bank Trust Company Americas, in its individual capacity, may accept deposits from, lend money to and generally engage in any kind of business with any Lessee Grantor, any Financing Source, any Manufacturer and their respective affiliates as if it were not the agent of the Beneficiaries or the Financing Sources.

(m)    The Master Collateral Agent shall not be accountable for the use or application by any person of disbursements properly made by the Master Collateral Agent in conformity with the provisions of this Agreement.

(n)    The Master Collateral Agent may exercise any of its duties hereunder by or through agents or employees in accordance with Section 4.1(d). The possession of the Master Collateral by such agents or employees shall be deemed to be the possession of the Master Collateral Agent. No provision of this Agreement shall require the Master Collateral Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any duties hereunder or in the exercise of any rights and powers hereunder unless the Master Collateral Agent is provided with an indemnity from one or more Beneficiaries, satisfactory to the Master Collateral Agent in its sole discretion.

SECTION 4.5.    Resignation and Removal of Master Collateral Agent. (a) The Master Collateral Agent may, at any time with or without cause by giving forty-five (45) days’ prior written notice to the Master Servicer, RCFC, the Financing Sources and the Beneficiaries, resign and be discharged of its responsibilities hereunder created, such resignation to become effective upon the appointment by the Master Servicer and RCFC of a successor Master Collateral Agent with the approval of the Required Beneficiaries (which approval shall not be unreasonably withheld) and the acceptance of such appointment by such successor Master Collateral Agent or the appointment thereof by a court of competent jurisdiction (as and to the extent provided in the related Financing Documents). The Master Servicer and RCFC shall, promptly upon receipt thereof, provide a copy of the notice from the Master Collateral Agent referred to in the preceding sentence to each Rating Agency. The Master Collateral Agent may be removed by the Master Servicer or RCFC at any time (with or without cause) upon thirty
(30) days’ written notice by the Master Servicer or RCFC, as the case may be, to the Master Collateral Agent and each of the Rating Agencies, and the approval of the successor Master Collateral Agent by the Required Beneficiaries, which approval will not be unreasonably withheld; provided, however, that if either the Master Servicer or RCFC is in default under this Agreement or any Financing Document and such default has a material adverse effect on the Beneficiaries, then so long as such default continues, the right of the Master Servicer or RCFC, as applicable, to remove the Master Collateral Agent shall cease and the non-defaulting party shall have, or if both the Master Servicer and RCFC are then in default, then the Required Beneficiaries shall have the right to remove the Master Collateral Agent (with or without cause) upon thirty (30) days’ written notice to the Master Servicer RCFC, the Master Collateral Agent and each of the Rating Agencies; provided, further, that no removal of the Master Collateral Agent shall be effective until the appointment of a successor Master Collateral Agent and acceptance of such appointment by such Master Collateral Agent. Any removed Master Collateral Agent shall be entitled to its reasonable fees and expenses to the date the successor Master Collateral Agent assumes the Master Collateral Agent’s duties hereunder. The indemnification of Section 4.10 shall survive the termination of the other provisions of this Agreement as to the predecessor Master Collateral Agent. If no successor Master Collateral Agent shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation or within thirty (30) days from the date of such notice of removal, the Master Collateral Agent, on behalf of the Master Servicer and RCFC, each Financing Source and each Beneficiary may appoint a successor Master Collateral Agent to act until such time, if any, as a successor Master Collateral Agent shall be appointed as above provided. If a successor Master Collateral Agent does not take office within thirty (30) days after the retiring Master Collateral Agent resigns or is removed, the retiring Master Collateral Agent, on behalf of the Master Servicer and RCFC, each Financing Source and each Beneficiary may petition any court of competent jurisdiction for the appointment of a successor Master Collateral Agent. Any successor Master Collateral Agent so appointed by such court shall immediately without further act supersede any predecessor Master Collateral Agent. Upon the appointment of a successor Master Collateral Agent hereunder, the predecessor Master Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.

(b)    The appointment and designation referred to in Section 4.5(a) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited,

and this Agreement shall vest in such successor Master Collateral Agent, without any further act, deed or conveyance, all of the estate and title of its predecessors and upon such filing for record the successor Master Collateral Agent shall become fully vested with all the estates, properties, rights, powers, duties, authority and title of its predecessors; but any predecessor Master Collateral Agent shall, nevertheless, on payment of its charges and on the written request of the Required Beneficiaries, the Master Servicer, RCFC or any successor Master Collateral Agent empowered to act as such at the time any such request is made, execute and deliver an instrument without recourse or representation transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and shall deliver all securities, deposits and monies held by it to such successor Master Collateral Agent.

SECTION 4.6.    Status of Successors to Master Collateral Agent. Every successor to the Master Collateral Agent appointed pursuant to Section 4.5 shall be a bank or trust company in good standing and having power so to act and incorporated under the laws of the United States or any State thereof or the District of Columbia, and shall also have capital, surplus and undivided profits of not less than $50,000,000 if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms. The Master Servicer shall give the Rating Agencies written notice prior to any successor Master Collateral Agent being appointed pursuant to Section 4.5.

SECTION 4.7.    Merger of the Master Collateral Agent. Any corporation into which the Master Collateral Agent shall be merged, or with which it shall be converted or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Collateral Agent shall be a party shall be the Master Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto. The Master Collateral Agent shall give the Rating Agencies, the Master Servicer, RCFC and the Servicer written notice (which, if practicable, shall be prior written notice) of any such merger, conversion or consolidation.

SECTION 4.8.    Compensation and Expenses. The Lessee Grantors, jointly and severally, shall pay to the Master Collateral Agent, from time to time (i) compensation for its services hereunder for administering the Master Collateral as set forth in the fee letter dated as of December 23, 1997, between RCFC and the Master Collateral Agent, as such letter may be amended, modified or supplemented from time to time, and (ii) all reasonable fees and out-of-pocket expenses (including the fees and expenses of counsel) of the Master Collateral Agent (A) arising in connection with the preparation, execution, delivery, or modification of this Agreement and/or the enforcement of any of the provisions hereof or (B) incurred in connection with the administration of the Master Collateral, the sale or other disposition of Master Collateral pursuant to this Agreement or to any Financing Document and/or the preservation, protection or defense of the Master Collateral Agent’s rights under this Agreement and the Financing Documents and in and to the Master Collateral.

SECTION 4.9.    Stamp, Other Similar Taxes and Filing Fees. The Lessee Grantors, jointly and severally, shall indemnify and hold harmless the Master Collateral Agent from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Agreement or any Master Collateral. The Lessee Grantors, jointly and severally, shall pay, or reimburse the Master Collateral Agent for, any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of this Agreement. Nothing in this Section 4.9 shall relieve the Master Servicer of its responsibility and liability for filings and recordings with respect to this Agreement and the Master Collateral.

SECTION 4.10.    Indemnification. The Lessee Grantors, jointly and severally, shall pay, and indemnify and hold the Master Collateral Agent and each of the officers, employees, directors and agents thereof harmless from and against, any and all liabilities (including liabilities for penalties and liabilities arising or resulting from actions or suits), obligations, losses, judgments, demands, damages, claims, costs or expenses of any kind or nature whatsoever that may at any time be imposed on, incurred by, or asserted against, the Master Collateral Agent or any such officers, employees, directors or agents in any way relating to or arising out of the execution, delivery, amendment, enforcement, performance and/or administration of this Agreement or the Nominee Agreement, including reasonable fees and expenses of counsel and other experts, and the Lessee Grantors, jointly and severally, shall reimburse each Beneficiary for any payments made by such Beneficiary to the Master Collateral Agent or any such officers, employees, directors or agents for any of the foregoing; provided, however, that the Lessee Grantors shall not be liable for the payment of any portion of such liabilities (including liabilities for penalties and liabilities arising or resulting from actions or suits), obligations, losses, judgments, demands, damages, claims, costs or expenses of the Master Collateral Agent or any such officers, employees, directors or agents which resulted from the gross negligence or willful misconduct of the Master Collateral Agent or any such agent. The Master Collateral Agent shall not be responsible for the negligence of any agent appointed with due care

Each of the Beneficiaries (other than the Trustee) agrees, in accordance with its pro rata portion of the Master Collateral, to indemnify and hold the Master Collateral Agent and each of its officers, employees, directors and agents harmless to the same extent as the Lessee Grantors in accordance with the foregoing paragraph but only to the extent that the Master Collateral Agent has not been paid by the Lessee Grantors pursuant to such paragraph. This Section 4.10 shall survive the termination of this Agreement and the resignation or removal of the Master Collateral Agent.

ARTICLE V MISCELLANEOUS

SECTION 5.1.    Amendments Supplements and Waivers. This Agreement may be amended, waived, terminated, supplemented or otherwise modified pursuant to a writing executed by the Master Collateral Agent, each Beneficiary, each Financing Source, each Lessee Grantor, each Servicer, RCFC and the Master Servicer; provided, however, that (i) the consent of each Beneficiary and each Financing Source need not be obtained in connection with the execution of a supplement or amendment that only adds a Financing Source or Beneficiary as a party to this Agreement and (ii) an amendment may be executed without the consent of any Beneficiary or any Financing Source if such amendment is effected only to cure an ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or any other such Related Document; provided, that such action pursuant to this clause shall not have a material adverse effect on the interests of any Beneficiary or any Financing Source in any material respect. Additional Financing Sources or Beneficiaries may from time to time become parties hereto and Financing Sources or Beneficiaries hereunder by the execution of a Financing Source and Beneficiary Supplement by such additional Financing Source or Beneficiary, the Master Collateral Agent, the Master Servicer, the Servicer and each Lessee Grantor. The Master Servicer shall give the Rating Agencies prior written notice of any amendment, supplement, waiver or modification of this Agreement.

The Master Collateral Agent shall be entitled to receive upon request an Opinion of Counsel stating that such amendment, supplement, waiver or modification of this Agreement is in compliance with and is not prohibited by this Agreement and the Financing Documents. Upon execution of a Financing Source and Beneficiary Supplement, the Master Servicer shall furnish a copy thereof to the other parties hereto.
SECTION 5.2.    Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including facsimile communications) and shall be sent by registered or certified mail, return receipt requested, facsimile or hand delivery:

(a)if to a Lessee Grantor, a Servicer, the Master Servicer, RCFC or the Master Collateral Agent, at the address specified for such party on the signature pages hereto; or

(b)if to any other Beneficiary, Financing Source or other Person specified in a Financing Source and Beneficiary Supplement, at the address specified in such Financing Source and Beneficiary Supplement;

or, in each case, at such other address as shall be designated by it in a written notice to each other party hereto. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service or if transmitted by facsimile shall be deemed given when received.

Notwithstanding the foregoing, any notice, request, demand or communication to the Master Collateral Agent, in its capacity as the first lienholder noted on the Certificate of Title, shall be mailed, postage prepaid, to the following address, as applicable:

Re: "DTAG"
do Deutsche Bank Trust Company Americas
P.O. Box 35985
Tulsa, Oklahoma 74153

SECTION 5.3.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.4. Counterparts. This Agreement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5.5.    Conflicts with Financing Documents; Reservation of Rights. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any Financing Documents, the provisions of this Agreement shall control. Except as expressly provided herein, nothing contained in this Agreement is intended to affect or limit, in any way, the rights that each of the Beneficiaries has insofar as the rights of such parties and third parties are involved. Except as expressly provided herein, the Beneficiaries specifically reserve all their respective rights against each Lessee Grantor, any Financing Source and/or any third party.

SECTION 5.6.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or the Master Collateral.

SECTION 5.7.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 5.8.    Effectiveness. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect until no amounts are owed to any Financing Source under any Financing Document and no Beneficiary or Financing Source shall have any claim on the Master Collateral.

SECTION 5.9.    Termination of Beneficiary. Upon receipt by the Master Collateral Agent of a notice from a Beneficiary to the effect that (i) (A) such Beneficiary then has no Related Vehicles hereunder, no amounts are then owing to the related Financing Documents under its Financing Source and such Financing Documents have been terminated and are of no further force or effect or (B) the Master Collateral Agent’s security interest has been reassigned to such Beneficiary pursuant to Section 4.1(e) and
(ii)such Beneficiary has elected to terminate this Agreement, this Agreement shall terminate as to such Beneficiary.

SECTION 5.10.    Termination of this Agreement. At any time that there are no Beneficiaries, the Lessee Grantors and RCFC may terminate this Agreement upon notice to the Master Collateral Agent, and the Master Collateral Agent shall take all actions reasonably requested by the Lessee Grantors and RCFC, at the joint and several expense of the Lessee Grantors, to evidence the termination of this Agreement and the Master Collateral Agent’s interest in the Master Collateral, including, without limitation, execute such documents and instruments as RCFC or any Lessee Grantor may prepare and reasonably request to be executed by the Master Collateral Agent in connection with such reassignment; provided, however, that Sections 4.3, 4.4(a), (c) and (e) through (n), 4.8, and the indemnification set forth in Sections 4.9 and 4.10 shall survive the termination of this Agreement.

SECTION 5.11.    Assignment by Financing Sources. Each Financing Source acknowledges that it has assigned and does hereby assign to its related Beneficiary or Beneficiaries all of its rights and interests under this Agreement and further acknowledges that its related Beneficiary or Beneficiaries may exercise all of such Financing Source’s rights hereunder assigned thereto.

SECTION 5.12.    RCFC Related Documents. To the extent that this Agreement affects the secured parties under RCFC’s Financing Documents, it shall be considered a Related Document (as defined in RCFC’s Financing Documents) for all purposes except voting provisions.

SECTION 5.13.    Limited Recourse; Subordination. The obligations of RCFC under this Agreement are solely the corporate obligations of RCFC and shall be limited to recourse against the RCFC Master Collateral. In addition, the obligations of RCFC to the Master Collateral Agent on behalf of a Beneficiary shall be limited to recourse against the Group of Segregated Collateral, including the RCFC Master Collateral designated to such Group, securing RCFC’s obligations to such Beneficiary, and such obligations of RCFC shall be paid only in accordance with the terms of this Agreement and the Indenture. If all the amounts ultimately realized on the Collateral and RCFC Master Collateral in the Group of Segregated Collateral securing RCFC’s obligations to a Beneficiary are insufficient to satisfy RCFC’s obligations under this Agreement and the Indenture, RCFC shall have no further liability under this Agreement or the Indenture and any outstanding obligations of RCFC shall be extinguished as against such Beneficiary. No recourse shall be had against any officer, member, director, employee, security holder or incorporator of RCFC or its Affiliates or their respective successors or assigns for the payment of any amounts payable under this Agreement or the Indenture. To the extent that the Master Collateral Agent on behalf of a Beneficiary is deemed to have any interest in the Collateral or Master Collateral of a Group of Segregated Collateral not designated as securing the obligations of RCFC to such Beneficiary, the Master Collateral Agent on behalf of such Beneficiary agrees that its interests in such other Group of Segregated Collateral are subordinated in all respects to the claims or rights of the Beneficiary or Beneficiaries designated as being secured by such Group of Segregated Collateral. This Agreement shall constitute a Subordination Agreement for purposes of Section 510(a) of the Bankruptcy Code. This Section 5.13 shall survive termination of this Agreement for any reason whatsoever.

SECTION 5.14.    No Bankruptcy Petition Against Financing Sources. The Master Collateral Agent hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing debt security issued by a Financing Source, it will not institute against, or join with any other Person in instituting against, such Financing Source, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 5.14 shall constitute a waiver of any right to indemnification, reimbursement or other payment from any Financing Source or Beneficiary pursuant to this Agreement; provided, further, that this Section 5.14 shall only be effective with respect to a Financing Source for which the related Financing Documents contain a "no bankruptcy petition" provision similar to this Section 5.14. In the event that the Master Collateral Agent takes action in violation of this Section 5.14, each affected Financing Source agrees that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by the Master Collateral Agent against such Financing Source or the commencement of such action and raise the defense that the Master Collateral Agent has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 5.14 shall survive the termination of this Agreement, and the resignation or removal of the Master Collateral Agent.

SECTION 5.15.    Jurisdiction; Consent to Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY LESSEE GRANTOR, THE MASTER SERVICER. THE MASTER COLLATERAL AGENT, ANY FINANCING SOURCE OR ANY BENEFICIARY WITH RESPECT TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT MAY BE BROUGHT IN ANY STATE COURT OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE BOROUGH OF MANHATTAN, IN NEW YORK, IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LESSEE GRANTOR, THE MASTER SERVICER, THE MASTER COLLATERAL AGENT, EACH FINANCING SOURCE AND EACH BENEFICIARY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH LESSEE GRANTOR, THE MASTER SERVICER, EACH FINANCING SOURCE AND EACH BENEFICIARY (OTHER THAN THE TRUSTEE) DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, INC., 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY A LESSEE GRANTOR, THE MASTER SERVICER, ANY FINANCING SOURCE OR ANY BENEFICIARY AND AS SHALL IRREVOCABLY AGREE IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH LESSEE GRANTOR, THE MASTER SERVICER, EACH FINANCING SOURCE AND EACH BENEFICIARY (OTHER THAN THE TRUSTEE) TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO EACH LESSEE GRANTOR, THE MASTER SERVICER, SUCH FINANCING SOURCE OR SUCH BENEFICIARY SO SERVED AT ITS ADDRESS PROVIDED IN THE APPLICABLE SIGNATURE PAGE HERETO, EXCEPT THAT,

UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A LESSEE GRANTOR, THE MASTER SERVICER, SUCH FINANCING SOURCE OR SUCH BENEFICIARY REFUSES TO ACCEPT SERVICE, EACH LESSEE GRANTOR, THE MASTER SERVICER, EACH FINANCING SOURCE AND EACH BENEFICIARY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHTS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY FINANCING SOURCE OR BENEFICIARY TO BRING PROCEEDINGS AGAINST ANY LESSEE GRANTOR OR THE MASTER SERVICER IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 5.16.    Waiver of Jury Trial. THE MASTER COLLATERAL AGENT, EACH FINANCING SOURCE, EACH BENEFICIARY AND EACH LESSEE GRANTOR, AND THE MASTER SERVICER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE MASTER COLLATERAL AGENT, ANY FINANCING SOURCE, ANY BENEFICIARY, ANY LESSEE GRANTOR OR THE MASTER SERVICER IN CONNECTION HEREWITH OR THEREWITH. EACH LESSEE GRANTOR, AND THE MASTER SERVICER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MASTER COLLATERAL AGENT, EACH FINANCING SOURCE AND EACH BENEFICIARY ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER RELATED DOCUMENT.

SECTION 5.17.    Insurance Notification. The Master Collateral Agent shall, promptly upon its receipt of written notification of any termination of or proposed cancellation or nonrenewal of any insurance policies required to be maintained under any of the Financing Documents, notify the Beneficiary thereof of any such termination, proposed cancellation or nonrenewal.

35

IN WITNESS WHEREOF, each party hereto has executed this Agreement or caused this Agreement to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

DOLLAR THRIFTY AUTOMOTIVE GROUP,
INC., as Master Servicer

By:      Name: Pamela S. Peck
Title: Vice President and Treasurer
Address:    5330 East 31st Street
Tulsa, Oklahoma 74135
Telephone: (918) 660-7700
Facsimile:    (918) 669-2301

RENTAL CAR FINANCE CORP., as grantor

By:      Name: Pamela S. Peck
Title: Vice President and Treasurer
Address:    5330 East 31st Street
Tulsa, Oklahoma 74135
Telephone: (918) 669-2550
Facsimile:    (918) 669-2301

DTG OPERATIONS, INC.
as grantor and as servicer

By:      Name: Pamela S. Peck
Title: Treasurer
Address:    5330 East 31st Street
Tulsa, Oklahoma 74135
Telephone: (918) 669-2395
Facsimile:    (918) 669-2301

Second Amended and Restated Master Collateral Agency Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity
but solely as Master Collateral Agent

By:      Name: Jenna Kaufman
Title: Vice President

By:      Name: Aranka R. Paul
Title: Assistant Vice President

Address:    60 Wall Street
New York, New York 10005 Telephone: (212) 250-2894
Facsimile:    (212) 553-2462

Second Amended and Restated Master Collateral Agency Agreement

EXHIBIT A

GRANTOR SUPPLEMENT TO SECOND AMENDED AND RESTATED MASTER	COLLATERAL AGENCY AGREEMENT

This GRANTOR SUPPLEMENT ("Grantor Supplement") to the Second Amended and Restated Master Collateral Agency Agreement, dated as of February 14, 2007 (as heretofore amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Master Collateral Agency Agreement"), among DEUTSCHE BANK TRUST COMPANY AMERICAS, as Master Collateral Agent, DOLLAR THRIFTY AUTOMOTIVE GROUP, as Master Servicer, RENTAL CAR FINANCE CORP., as a grantor ("RCFC"), DTG OPERATIONS, INC. as a grantor and servicer ("DTG Operations"), and each additional grantor that has previously executed a Grantor Supplement (each an "Additional Grantor" and, together with RCFC, and DTG Operations, the "Lessee Grantors") is entered into as of    , 20_, among the Master Collateral Agent, the Master Servicer, each of the Lessee Grantors and

("New Grantor").

WHEREAS, the Master Collateral Agent, the Master Servicer and each of the Lessee Grantors have entered into the Master Collateral Agency Agreement or a Grantor Supplement thereto, and the Master Collateral Agent, the Master Servicer and the Lessee Grantors now desire to add an additional grantor party to such Agreement.

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Master Collateral Agency Agreement (including by reference therein to the Definitions List attached as Schedule 1 to the Base Indenture).

SECTION 2. Master Collateral Agency Agreement; Grant of Security Interest. New Grantor hereby acknowledges receipt of an executed copy of the Master Collateral Agency Agreement. New Grantor hereby becomes a Lessee Grantor under the Master Collateral Agency Agreement. New Grantor hereby agrees to be bound by the terms of the Master Collateral Agency Agreement as a Lessee Grantor thereunder. As security for the payment of the obligations from time to time owing by New Grantor to each Financing Source (or any Beneficiary as assignee thereof) under the related Financing Documents, New Grantor hereby grants, pledges and assigns to the Master Collateral Agent for the benefit of each Financing Source (or any Beneficiary as assignee thereof) a continuing, first priority security interest in all right, title and interest of New Grantor in, to and under the following, whether existing or acquired as of the date hereof or hereafter (the "New Grantor Master Collateral"):

A.all vehicles (A) acquired, financed or refinanced with funds provided by any Financing Source or Beneficiary and identified as Lessee Grantor Master Collateral Vehicles related to New Grantor in any Fleet Reports delivered to the Master Collateral Agent and/or (B) identified as being owned by New Grantor and subject to the lien of the

Master Collateral Agent in each case on the Certificates of Title thereof and all Certificates of Title with respect thereto;
B.the Master Collateral Account (including the Collateral Account and each Group Collateral Account), all funds on deposit therein from time to time, all certificates and instruments, if any, representing or evidencing any or all of the Master Collateral Account or the funds on deposit therein from time to time, and all Permitted Investments made at any time and from time to time with the funds on deposit in the Master Collateral Account (including income thereon) and all certificates and instruments, if any, representing or evidencing such Permitted Investments;

C.all Vehicle Disposition Programs and incentive programs applicable to Lessee Grantor Master Collateral Vehicles, to the extent such right, title and interest relates to such Lessee Grantor Master Collateral Vehicles, including any amendments thereof and all monies due and to become due in respect of such Lessee Grantor Master Collateral Vehicles under or in connection with each such Vehicle Disposition Program and incentive program, whether payable as Repurchase Payments, Guaranteed Payments, Disposition Proceeds, Incentive Payments, auction sales proceeds, fees, expenses, cost, indemnities, insurance recoveries, damages for breach of any Vehicle Disposition Program or otherwise and all rights to compel performance and otherwise exercise rights and remedies thereunder;

D.all Subleases entered into by New Grantor the subject of which includes any Master Collateral Vehicle leased by RCFC to New Grantor under a Lease, and all other contracts, agreements, guarantees, insurance, warranties, instruments or certificates entered into or delivered to New Grantor in connection with any such Sublease, in each case only to the extent directly relating to any Master Collateral Vehicle, including (but only to such extent), without limitation, all monies due and to become due to New Grantor under or in connection with such agreements whether payable as rent, guaranty payments, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the agreements or otherwise, and all rights, remedies, powers, privileges and claims of New Grantor against any other party under or with respect to such agreements (whether arising pursuant to the terms of such agreements or otherwise available to New Grantor at law or in equity), including the right to enforce any of the agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the agreements or the obligations of any party thereunder, all liens and property from time to time purporting to secure payment arising under or in connection with such agreements, or assigned to, New Grantor describing any collateral securing such obligations or liabilities and all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such obligations and liabilities due to New Grantor pursuant to such agreements);

E.	all Assignment Agreements entered into by New Grantor;

F.all payments under insurance policies (whether or not the Master Collateral Agent is named as the loss payee thereof) with respect to any of the Lessee Grantor Master Collateral Vehicles;

G.any Assignment of Exchange Agreement entered into by New Grantor and all proceeds thereof, including Unused Exchange Proceeds, but only to the extent such grant, pledge and assignment with respect to such Exchange Proceeds, including such grant, pledge and assignment with respect to the Unused Exchange Proceeds, is consistent with the limitations set forth in the "safe harbor" provisions of Treasury Regulation §1.1031(k)-1(g)(6);

H.all additional property that may on the Closing Date or from time to time hereafter be subjected to the grant and pledge under this Agreement, as the same may be modified or supplemented from time to time, by New Grantor or by anyone on its behalf; and

I.any and all proceeds, products, offspring, rents or profits of any and all of the foregoing.

SECTION 3. Notice Address. Any notice to be given to the New Grantor shall be sent as set forth the Master Collateral Agency Agreement to the New Grantor at the following address:

[New Grantor:]

Attention:

Telephone:

Facsimile:

SECTION 4. Counterparts. This Grantor Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

SECTION 5. GOVERNING LAW. THIS GRANTOR SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each party hereto has executed this Grantor Supplement or caused this Grantor Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Master Collateral Agent

By:	Name: Title:

By:	Name: Title:

Address:    60 Wall Street
New York, New York 10005 Telephone: (212) 250-2894
Facsimile:    (212) 553-2462

DOLLAR THRIFTY AUTOMOTIVE GROUP
INC., as Master Servicer

By:	Name: Pamela S. Peck
Title: Vice President and Treasurer

Address:    5330 East 31st Street
Tulsa, Oklahoma 74135
Telephone: (918) 669-239
Facsimile:    (918) 669-2301

RENTAL CAR FINANCE CORP.,
as a Grantor and Servicer

By:	Name: Pamela S. Peck
Title: Vice President and Treasurer

Address:    5330 East 31st Street
Tulsa, Oklahoma 74135
Telephone: (918) 669-2395
Facsimile:    (918) 669-2301

DTG OPERATIONS, INC.
as a Grantor and Servicer

By:	Name: Pamela S. Peck
Title: Treasurer

Address:    5330 East 31st Street
Tulsa, Oklahoma 74135
Telephone: (918) 669-2395
Facsimile:    (918) 669-2301

EXHIBIT B-1

Lessee Grantor Master Collateral

FINANCING SOURCE AND BENEFICIARY SUPPLEMENT TO
SECOND AMENDED AND RESTATED MASTER COLLATERAL AGENCY AGREEMENT

This FINANCING SOURCE AND BENEFICIARY SUPPLEMENT, dated as
of    , 20 ("Supplement"), to the Second Amended and Restated Master Collateral Agency Agreement, dated as of February 14, 2007 (as heretofore amended, modified or supplemented, the "Master Collateral Agency Agreement"), among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation ("DTAG"), as Master Servicer (in such capacity, the "Master Servicer"), DTG OPERATIONS, INC., an Oklahoma corporation ("DTG Operations"), as a servicer and as a grantor, RENTAL CAR FINANCE CORP., an Oklahoma corporation ("RCFC"), as a grantor, DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as trustee (the "Trustee") under the Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and the Trustee, as such agreement may be amended from time to time ("Base Indenture"), and all other parties which have heretofore executed a supplement to the Master Collateral Agency Agreement as a Financing Source (each, a "Financing Source" and collectively, the "Financing Sources"), the Trustee and all other parties which have heretofore executed a supplement to the Master Collateral Agency Agreement as a Beneficiary (each, a "Beneficiary" and collectively, the "Beneficiaries"), DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as master collateral agent for the Beneficiaries (in such capacity, the "Master Collateral Agent"),
(the "New Financing Source") and                  (the "New Beneficiary"). Capitalized terms used herein and not defined herein shall have the meaning set forth therefor in the Base Indenture or the Master Collateral Agency Agreement.

WHEREAS, the Master Collateral Agent, the Servicers, the Lessee Grantors, the Master Servicer, RCFC, the Trustee and other parties have entered into the Master Collateral Agency Agreement and now desire to add additional parties to such agreement;

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Designation. [    ] is hereby designated as a Financing Source with respect to the Lessee Grantor Master Collateral comprised of Related Vehicles and Related Master Collateral under the Master Collateral Agency Agreement identified in the records of the Master Servicer (by VIN number of the Related Vehicles) as having been financed with proceeds from such Financing Source and serving as Master Collateral and Related Master Collateral securing the repayment of all amounts owed by the Lessee Grantor to or in respect of such Financing Source (The "Financing Source Master
Collateral"). [    ] is hereby designated as the [Senior]1 Beneficiary with respect to such Financing Source Master Collateral.

1 To be used if there is a senior and subordinated Beneficiary with respect to a Financing Source.

SECTION 2. Master Collateral Agency Agreement. Each of Financing Source and Beneficiary hereby acknowledges receipt of an executed copy of the Master Collateral Agency Agreement. The [Senior] Beneficiary hereby becomes (and is hereby designated by the Master Servicer) a Beneficiary under the Master Collateral Agency Agreement. The Financing Source hereby becomes (and is hereby designated by the Master Servicer) a Financing Source under the Master Collateral Agency Agreement. Each of Financing Source and [Senior] Beneficiary agrees to be bound by the terms of this Supplement[, the Collateral Sharing Agreement referenced in Section 4 below] and the Master Collateral Agency Agreement and hereby authorizes the Master Collateral Agent to act on its behalf hereunder and thereunder with respect to the Financing Source Master Collateral.

[SECTION 3. Subordinated Beneficiary. Subject to the subordination provisions in Section 4 below, [    ] is hereby designated as the Subordinated Beneficiary with respect to the Financing Source Master Collateral. The Subordinated Beneficiary hereby acknowledges receipt of an executed copy of the Master Collateral Agency Agreement. The Subordinated Beneficiary hereby becomes (and is hereby designated by the Master Servicer) a Beneficiary under the Master Collateral Agency Agreement, subordinated to the interests of the Senior Beneficiary as specified in Section 4 below. The Subordinated Beneficiary agrees to be bound by the terms of this Supplement[, the Collateral Sharing Agreement referenced in Section 4 below] [or other subordination or intercreditor agreement] and the Master Collateral Agency Agreement and hereby authorizes the Master Collateral Agent to act on its behalf hereunder and thereunder with respect to Financing Source Master Collateral.]

[SECTION 4. Subordination and Collateral Coverage. For the purposes hereof and of the Master Collateral Agency Agreement, the Financing Source Master Collateral securing the Senior Beneficiary, shall also be deemed Financing Source Master Collateral securing the Subordinated Beneficiary on a subordinated basis. The interests of the Subordinated Beneficiary in the Financing Source Master Collateral shall be (i) subordinated to the interests of the Senior Beneficiary in such Financing Source Master Collateral [as specified in the Group
[    _] Collateral Sharing Agreement, dated [[    ]] [other subordination/intercreditor agreement] [(the "Collateral Sharing Agreement")], entered into by the Senior Beneficiary and the Subordinated Beneficiary and (ii) subrogated to the interests of the Senior Beneficiary in the Financing Source Master Collateral to the extent of any payments made and not reimbursed under the [related Enhancement]. The Subordinated Beneficiary agrees that notwithstanding the language of Section 2.3 of the Master Collateral Agency Agreement regarding required collateral coverage, the required collateral coverage in such section shall refer to the amount of collateral required under the Financing Documents to support the debt provided by the Senior Beneficiary only.]

SECTION 5. Notice Address. Any notice to be given to the Financing Source, [Subordinated Beneficiary] or [Senior] Beneficiary shall be sent as set forth in the Master Collateral Agency Agreement to the Financing Source[, Subordinated Beneficiary] or the [Senior] Beneficiary, as the case may be, at the following address:

Financing Source:

Attention:

Telephone:

Facsimile:

[Senior] Beneficiary:

Attention:

Telephone:

Facsimile:

[Subordinated Beneficiary:

Attention:

Telephone:

Facsimile:    ]

SECTION 6. Counterparts. This Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

SECTION 7. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Supplement or caused this Supplement to be duly executed by their respective officers duly authorized as of the day and year first written above.

DTG OPERATIONS, INC. as a Grantor and as Servicer

By:	Name: Pamela S. Peck
Title: Treasurer

RENTAL CAR FINANCE CORP., as Grantor

By:	Name: Pamela S. Peck
Title: Vice President and Treasurer

DOLLAR THRIFTY AUTOMOTIVE GROUP,
INC., as Master Servicer

By:	Name: Pamela S. Peck
Title: Vice President and Treasurer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but solely as Master Collateral Agent

By:	Name: Title:

By:	Name: Title:

as Financing Source

By:	Name: Title:

as [Senior] Beneficiary

By:	Name: Title:

[	as Subordinated Beneficiary

By:	Name: Title: ]

EXHIBIT B-2

RCFC Master Collateral

FINANCING SOURCE AND BENEFICIARY SUPPLEMENT TO
SECOND AMENDED AND RESTATED MASTER COLLATERAL AGENCY AGREEMENT

This FINANCING SOURCE AND BENEFICIARY SUPPLEMENT, dated as of
    , 20 ("Supplement"), to the Second Amended and Restated Master

Collateral Agency Agreement, dated as of February 14, 2007 (as heretofore amended, modified or supplemented, the "Master Collateral Agency Agreement"), among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation ("DTAG"), as Master Servicer (in such capacity, the "Master Servicer"), DTG OPERATIONS, INC., an Oklahoma corporation ("DTG      Operations"), as a servicer and as a grantor, RENTAL CAR FINANCE CORP., an Oklahoma corporation ("RCFC"), as a grantor, DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as trustee (the "Trustee") under the Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and the Trustee, as such agreement may be amended from time to time ("Base Indenture"), and as supplemented by the [        ] Supplement and any other Supplement relating to a Group [    ] Series of Notes (any such Supplement, together with the Base Indenture, the "Indenture"), and all other parties which have heretofore executed a supplement to the Master Collateral Agency Agreement as a Financing Source (each, a "Financing Source" and collectively, the "Financing Sources"), the Trustee and all other parties which have heretofore executed a supplement to the Master Collateral Agency Agreement as a Beneficiary (each, a "Beneficiary" and collectively, the "Beneficiaries"), DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as master collateral agent for the Beneficiaries (in such capacity, the "Master Collateral Agent"),                     (the "New Financing Source") and

    (the "New Beneficiary"). Capitalized terms used herein and not defined herein shall have the meaning set forth therefor in the Base Indenture or the Master Collateral Agency Agreement.

WHEREAS, the Master Collateral Agent, the Servicers, the Lessee Grantors, the Master Servicer, RCFC, the Trustee and other parties have entered into the Master Collateral Agency Agreement and now desire to add additional parties to such agreement;

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Designation. [Deutsche Bank Trust Company Americas, not in its individual capacity but as Trustee under the Indenture (the "Trustee")] is hereby designated as a Financing Source with respect to the RCFC Master Collateral comprised of Related Vehicles and Related Master Collateral under the Master Collateral Agency Agreement identified in the records of the Master Servicer (by VIN number of the Related Vehicles) as having been financed with proceeds from such Financing Source and serving as Master Collateral and Related Master

Collateral securing the repayment of all amounts owed by RCFC to or in respect of such Financing Source (The "Financing Source Master Collateral"). [The Trustee on behalf of the secured parties under the Indenture] is hereby designated as the [Senior]2 Beneficiary with respect to such Financing Source Master Collateral.

SECTION 2. Master Collateral Agency Agreement. Each of Financing Source and Beneficiary hereby acknowledges receipt of an executed copy of the Master Collateral Agency Agreement. The [Senior] Beneficiary hereby becomes (and is hereby designated by the Master Servicer) a Beneficiary under the Master Collateral Agency Agreement. The Financing Source hereby becomes (and is hereby designated by the Master Servicer) a Financing Source under the Master Collateral Agency Agreement. Each of Financing Source and [Senior] Beneficiary agrees to be bound by the terms of this Supplement[, the Collateral Sharing Agreement referenced in Section 4 below] and the Master Collateral Agency Agreement and hereby authorizes the Master Collateral Agent to act on its behalf hereunder and thereunder with respect to the Financing Source Master Collateral.

[SECTION 3. Subordinated Beneficiary. Subject to the subordination provisions in Section 4 below, [    ] is hereby designated as the Subordinated Beneficiary with respect to the Financing Source Master Collateral. The Subordinated Beneficiary hereby acknowledges receipt of an executed copy of the Master Collateral Agency Agreement. The Subordinated Beneficiary hereby becomes (and is hereby designated by the Master Servicer) a Beneficiary under the Master Collateral Agency Agreement, subordinated to the interests of the Senior Beneficiary as specified in Section 4 below. The Subordinated Beneficiary agrees to be bound by the terms of this Supplement[, the Collateral Sharing Agreement referenced in Section 4 below] [or other subordination or intercreditor agreement] and the Master Collateral Agency Agreement and hereby authorizes the Master Collateral Agent to act on its behalf hereunder and thereunder with respect to Financing Source Master Collateral.]

[SECTION 4. Subordination and Collateral Coverage. For the purposes hereof and of the Master Collateral Agency Agreement, the Financing Source Master Collateral securing the Senior Beneficiary, shall also be deemed Financing Source Master Collateral securing the Subordinated Beneficiary on a subordinated basis. The interests of the Subordinated Beneficiary in the Financing Source Master Collateral shall be (i) subordinated to the interests of the Senior Beneficiary in such Financing Source Master Collateral [as specified in the Group
[    _] Collateral Sharing Agreement, dated [    ]] [other subordination/intercreditor agreement] [(the "Collateral Sharing Agreement")], entered into by the Senior Beneficiary and the Subordinated Beneficiary and (ii) subrogated to the interests of the Senior Beneficiary in the Financing Source Master Collateral to the extent of any payments made and not reimbursed under the [related Enhancement]. The Subordinated Beneficiary agrees that notwithstanding the language of Section 2.3 of the Master Collateral Agency Agreement regarding required collateral coverage, the required collateral coverage in such section shall refer to the amount of collateral required under the Financing Documents to support the debt provided by the Senior Beneficiary only.]

2 To be used if there is a senior and a subordinated Beneficiary with respect to a Financing Source.

SECTION 5. Notice Address. Any notice to be given to the Financing Source, [Subordinated Beneficiary] or [Senior] Beneficiary shall be sent as set forth in the Master Collateral Agency Agreement to the Financing Source[, Subordinated Beneficiary] or the [Senior] Beneficiary, as the case may be, at the following address:

Financing Source:

Attention:

Telephone:

Facsimile:

[Senior] Beneficiary:

Attention:

Telephone:

Facsimile:

[Subordinated Beneficiary:

Attention:

Telephone:

Facsimile:     ]

SECTION 6. Counterparts. This Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

SECTION 7. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Supplement or caused this Supplement to be duly executed by their respective officers duly authorized as of the day and year first written above.

DTG OPERATIONS, INC. as a Grantor and as Servicer

By:	Name: Pamela S. Peck
Title: Treasurer

RENTAL CAR FINANCE CORP., as Grantor

By:	Name: Pamela S. Peck
Title: Vice President and Treasurer

DOLLAR THRIFTY AUTOMOTIVE GROUP,
INC., as Master Servicer

By:	Name: Pamela S. Peck
Title: Vice President and Treasurer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but solely as Master Collateral Agent

By:	Name: Title:

By:	Name: Title:

as Financing Source

By:	Name: Title:

as [Senior] Beneficiary

By:	Name: Title:

[	as Subordinated Beneficiary

By:	Name: Title: ]

EXHIBIT C

MASTER SERVICER’S FLEET REPORT

The Master Servicer’s Financial Fleet Report of Total MCAA Vehicles represents the complete listing by Vehicle Identification Number with Acquisition Cost and Net Book Value of the Master Collateral Vehicles at Closing.

[DTAG will provide a new report for closing]

EXHIBIT D

Second Amended and Restated Master Collateral Agency Agreement Certificate of Title Locations
~~Certificates of Title will be received by:~~

~~DEUTSCHE BANK TRUST COMPANY AMERICAS~~Deutsche Bank Trust Company      Americas, as Master Collateral Agent
~~Address:~~

P.O. Box 35588
Tulsa, Oklahoma 74153

Deutsche Bank Trust Company Americas, as Master Collateral Agent c/o CT Services
20 Oak Hollow, Suite 125 Southfield, MI 48033

The Hertz Corporation 390 East Jericho Turnpike Smithtown, NY 11787

The Hertz Corporation 20 Lakeview Ave
Rockville Centre, NY 11570

The Hertz Corporation 4750 Sunrise Highway Massapequa, NY 11762

The Hertz Corporation 450 McClellan Hwy East Boston, MA 02128

The Hertz Corporation 125 W. John St.
Hicksville, NY 11801

The Hertz Corporation 1285 N Hwy 67      Florissant, MO

The Hertz Corporation
592-596 Lynnway Lynn, MA 01905

The Hertz Corporation 2111 Empire Blvd.
Webster, NY 14580

The Hertz Corporation 1800 Worcester Rd.
Framingham, MA 01702

The Hertz Corporation 1438 E Galbraith Rd Cincinnati, OH 45215

The Hertz Corporation 1320 Old Salisbury Rd. Winston-Salem NC, 27127

The Hertz Corporation 9218 South Blvd.
Charlotte NC, 28273

Exhibit E-1

EXHIBIT ~~E~~E-1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Deutsche Bank Trust Company Americas, as Master Collateral Agent (the "Master Collateral Agent") under that certain Second Amended and Restated Master Collateral Agency Agreement dated as of February 14, 2007 (as amended, supplemented or otherwise modified from time to time, the "Master Collateral Agency Agreement") among DTG Operations, Inc. ("DTG Operations"), as a grantor and Servicer, Rental Car Finance Corp. ("RCFC"), as a grantor, a Financing Source and as a Beneficiary, Dollar Thrifty Automotive Group, Inc. ("DTAG"), as Master Servicer, various Financing Sources parties thereto, various Beneficiaries parties thereto, and the Master Collateral Agent, does hereby make, constitute and appoint [    ] its true and lawful Attorneys-in- Fact for it and in its name, stead and behalf to execute any and all documents and instruments, but only in connection with the following: (i) to note the Master Collateral Agent as the holder of a first Lien on the Certificate of Title, and/or otherwise ensure that the first Lien shown on any and all Certificates of Title is in the name of the Master Collateral Agent, (ii) to release the Master Collateral Agent’s Lien on any Certificate of Title in connection with the sale or disposition of any related Master Collateral Vehicle permitted pursuant to the provisions of the Financing Documents relating to such Master Collateral Vehicle, (iii) to release the Master Collateral Agent’s Lien on any Certificate of Title with respect to any Master Collateral Vehicle which is not a Related Vehicle with respect to any Beneficiary or with respect to which all obligations to the related Beneficiary have been satisfied in full (and any applicable bankruptcy preference period has expired) and (iv) to appoint individual representatives of [
] as attorneys-in-fact to act on behalf of
[    ] to fulfill the purposes of this Power of Attorney. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Collateral Agency Agreement.

The powers and authority granted hereunder shall, unless sooner revoked by the Master Collateral Agent in accordance with Section 2.7 of the Master Collateral Agency Agreement or following the resignation or removal of the Master Collateral Agent under the Master Collateral Agency Agreement, cease upon the termination of the Master Collateral Agency Agreement.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on its behalf on this    day _    , 20 .

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity; but solely as Master Collateral Agent

By:	Name: Title:

By:	Name: Title:

STATE OF NEW YORK    )
)    SS:
COUNTY OF NEW YORK )

Subscribed and sworn before me, a notary public, in and for said county and state, this day    of    , 20 .

Notary Public

My Commission Expires:

Exhibit E-2

EXHIBIT E-2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Deutsche Bank Trust Company Americas, as Master Collateral A gent (the "M aster Collateral Agent") under that certain Second Amended and Restated Master Collateral Agency Agreement dated as of February 14, 2007 (as amended, supplemented or otherwise modified from time to time, the "Master Collateral Agency Agreement ") among DT G Operations, Inc. ("DTG Operations"), as a grantor and Servicer, Rental Car Finance Corp. ("RCFC"), as a grantor, a Financing Source and as a Beneficiary, Dollar Thrifty Automotive Group, Inc. (" DTAG"), as Master Servicer, various Financing Sources parties thereto, various Beneficiaries parties thereto, and the Master Collateral Agent, does hereby make, constitute and appoint HERTZ VEHICLES LLC its true and lawful Attorney(s)-in-Fact for it and in its name, stead and behalf to execute any and all documents and instruments (i) to note the Master Collateral Agent as the holder of a first Lien on the Certificates of Title relating to the Master Collateral Vehicles, and/or otherwise ensure that the first Lien shown on any and all such Certificates of Title is in the name of the Master Collateral Agent, in any such case to the extent required by the Master Collateral Agency Agreement, (ii) to release the Master Collateral A gent’s Lien, if any, on any such Certificate o f Title pursuant to the provisions of the Financing Documents relating to such Master Collateral Vehicle and (iii) pursuant to additional powers of attorney or otherwise, to appoint individual representatives of HERTZ VEHICLES LLC as attorneys-in-fact to fulfill the purposes of this Power of Attorney. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Collateral Agency Agreement.

GIVING AND GRANTING unto said attorney(s) full power and authority to do and perform each and every act and thing whatsoever, requisite, necessary or proper to be done in furtherance of the foregoing.

The powers and authority granted hereunder shall, unless sooner revoked by the Master Collateral Agent in accordance with Section 2.7 of the Master Collateral Agency Agreement or following the resignation or removal of the Master Collateral Agent under the Master Collateral Agency Agreement, cease upon the termination of the Master Collateral Agency Agreement. All powers of attorney for this purpose heretofore filed or executed by the Master Collateral Agent are hereby revoked.

THIS POWER OF ATTORNEY AND ALL MATTERS ARISING OUT OF      AND ANY MATTER RELATING TO THIS POWER OF ATTORNEY SHALL BE      GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be      executed on its behalf on this    day of    , 20    .

DEUTSCHE BANK TRUST COMPANY      AMERICAS,
not in its individual capacity; but solely as      Master Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

STATE OF    )

: ss.:

COUNTY OF    )

Subscribed and sworn before me, a notary public, in and for said county and state, this    day of    _, 20    .

Notary Public

My Commission Expires

EXHIBIT F

COLLATERAL ASSIGNMENT OF GUARANTEED DEPRECIATION PROGRAM

THIS COLLATERAL ASSIGNMENT OF GUARANTEED DEPRECIATION
PROGRAM, dated as of                 , 20 (this "Collateral Assignment") is made

by DTG OPERATIONS, INC., an Oklahoma corporation ("DTG Operations"), and RENTAL CAR FINANCE CORP. ("RCFC" and, together with DTG Operations, the "Assignors") in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as master collateral agent (the "Assignee") on behalf of the Beneficiaries (as defined in that certain Second Amended and Restated Master Collateral Agency Agreement, dated as of February 14, 2007 (the "Master Collateral Agency Agreement") among the Assignee, in its capacity as master collateral agent, the Assignors, Dollar Thrifty Automotive Group, Inc., ("DTAG") as Master Servicer, and certain financing sources and Beneficiaries parties thereto), as so acknowledged,
consented to and agreed to by the Assignee and                      (the "Manufacturer").

W I T N E S S E T H:

WHEREAS, the Assignors are each participants in the Guaranteed Depreciation Program offered by the Manufacturer to the Assignors with respect to the purchase of new model year vehicles from the Manufacturer, including all terms and conditions now or hereafter in effect thereunder and all successor programs relating to future model year vehicles (the "Manufacturer Programs");

WHEREAS, pursuant to the Master Collateral Agency Agreement, each Assignor has pledged, assigned, conveyed, delivered, transferred and set over to the Assignee, and granted to the Assignee a security interest in, all such Assignor’s right, title and interest in, to and under, among other collateral, the Manufacturer Programs; and

WHEREAS, this Collateral Assignment is intended to transfer to the Assignee each Assignor’s interest in the Manufacturer Programs and to evidence the Manufacturer’s consent to such transfer.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), each Assignor and Assignee agree as follows:

1.Assignment. Each Assignor hereby irrevocably pledges, assigns, conveys, delivers, transfers and sets over to the Assignee, and grants to the Assignee a security interest in, all such Assignor’s right, title and interest in, to and under the Manufacturer Programs (whether now existing or hereafter arising), to the extent that such right, title and interest relates to the RCFC Master Collateral Vehicles, or the Lessee Grantor Master Collateral Vehicles (in each case as defined in the Master Collateral Agency Agreement) (the "Assigned Program Rights") and all monies due and to become due with respect to the Assigned Program Rights thereunder or in connection therewith, whether payable as guaranteed depreciation payments, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Manufacturer Programs or otherwise (exclusive of any payments payable as an advertising and promotional allowance pursuant to and in accordance with the terms of the Manufacturer Programs).

2.Representations and Warranties. Each Assignor hereby, represents and warrants to the Assignee that (a) such Assignor’s Assigned Program Rights are not subject to any other pledge, assignment, encumbrance or hypothecation, and no other security interest exists therein and (b) the Manufacturer Programs for the    model year vehicles are in full force and effect and there exists no default thereunder.

3. Manufacturer’s Consent . The Manufacturer hereby acknowledges and consents to the assignment, pledge and grant of a security interest in the Assigned Program Rights of each Assignor to the Assignee and hereby agrees to recognize the Assignee as the holder of the interest of each Assignor in the Assigned Program Rights from and after the date of this Agreement and hereby acknowledges that the Assignee has the right to enforce the Assigned Program Rights against the Manufacturer. Each Assignor irrevocably instructs the Manufacturer to pay directly to the Assignee, to the account specified by the Assignee, all amounts now or hereafter payable to such Assignor under the Manufacturer Programs in respect of the Assigned Program Rights. Each Assignor waives all claims against the Manufacturer and releases it from all liability arising in connection with any such payments by the Manufacturer to the Assignee.

4.Manufacturer Programs in Full Force and Effect. The Manufacturer acknowledges and agrees that (i) the Manufacturer Programs for the      model year vehicles are in full force and effect, (ii) such Manufacturer Programs have been duly authorized by the Manufacturer and constitute legal, valid and binding obligations of the Manufacturer enforceable in accordance with its terms, and (iii) each of the Assignors is a duly authorized fleet purchaser under the Manufacturer Programs entitled to the benefits provided by such Manufacturer Programs.

5.No Amendments. The Manufacturer agrees that it will not modify, amend, alter or otherwise change the provisions of the Manufacturer Programs in any way that would reduce the amount payable by the Manufacturer thereunder in respect of the Assigned Program Rights assigned to Assignee under this Agreement. The Manufacturer agrees that it will not otherwise reduce any amount payable by it in respect of turned-back Vehicles purchased by the Assignors under any Manufacturer Program for any reason other than charges expressly contemplated in such Manufacturer Program.

6.Counterparts. This Collateral Assignment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one instrument.

7.Further Assurances. The parties hereby agree that, upon request of any party, each of them will execute and deliver such further documents and instruments as may reasonably be requested in order to carry out the purposes of this Collateral Assignment.

8.Governing Law. This Collateral Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

9.Notices to Manufacturer. Any notice provided hereunder to the Manufacturer shall be in writing and, if mailed, shall be deemed to be given upon receipt thereof; and shall be sent by registered or certified mail, postage prepaid, and addressed to the Manufacturer at its address set forth below, or at such other address as the Manufacturer may, by written notice, designate as its address for purposes of notice hereunder.

Attention:

IN WITNESS WHEREOF, the undersigned have caused this Collateral Assignment to be duly executed and agreed to and accepted by their respective duly authorized officers as of the day and year first above written.

DTG OPERATIONS, INC.,
as Assignor

By:	Name: Pamela S. Peck
Title: Treasurer

RENTAL CAR FINANCE CORP.,
as Assignor

By:	Name: Pamela S. Peck
Title: Vice President and Treasurer

Acknowledged, Consented to and Agreed to

ASSIGNEE

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Assignee

By:	Name: Title:

By:	Name: Title:

MANUFACTURER:

By:	Name: Title:

EXHIBIT G

NEW YORK STATE BANK HOLIDAYS

New Year’s Day Martin Luther King Day
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EXHIBIT H

SECOND AMENDED AND RESTATED MASTER COLLATERAL AGENCY AGREEMENT

Investment Standing Instruction

Initial standing instructions for Permitted Investments for Master Collateral Accounts are presented in Schedule 1 (Deutsche Bank) and Schedule 2 (Bank of Oklahoma) attached.

SCHEDULE 1

Investment Standing Instruction

To Deutsche Bank as Master Collateral Agent

Deutsche Bank Trust Company Americas as Master Collateral Agent
60 Wall Street
New York, New York 10005 Re: Permitted Investments Ladies and Gentlemen:
Reference is made to the Second Amended and Restated Master Collateral Agency Agreement (the "Master Collateral Agency Agreement") dated as of February 14, 2007, among Dollar Thrifty Automotive Group, Inc., as Master Servicer, DTG Operations, Inc., as Servicer, Rental Car Finance Corp., various Financing Sources parties thereto, various Beneficiaries parties thereto, and the Master Collateral Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Master Collateral Agency Agreement.

Pursuant to Section 2.5(f) of the Master Collateral Agency Agreement, you are hereby authorized and instructed to invest funds from time to time on deposit in the Master Collateral Account (and not otherwise distributable in accordance with the terms of the Master Collateral Agency Agreement) in the Permitted Investments described below:

Deutsche Bank — DWS Money Market Series #2403
Formerly known as Scudder Investments Institutional Money Market Fund #403

These directions will remain in place unless and until the Master Servicer instructs the Master Collateral Agent in writing otherwise.

Dollar Thrifty Automotive Group, Inc. As Master Servicer under the Master Collateral Agency Agreement

By:      Name:      Title:

SCHEDULE 2

Investment Standing Instruction

To Bank of Oklahoma as Depository for Master Collateral Agent

Bank of Oklahoma
P.O. Box 2300
Tulsa, Oklahoma 74192 Re: Permitted Investments Ladies and Gentlemen:
Reference is made to the Second Amended and Restated Master Collateral Agency Agreement (the "Master Collateral Agency Agreement") dated as of February 14, 2007, among Dollar Thrifty Automotive Group, Inc. as Master Servicer, DTG Operations, Inc., as Servicer, Rental Car Finance Corp., various Financing Sources parties herein and not otherwise defined shall have the meanings ascribed thereto in the Master Collateral Agency Agreement.

Pursuant to Section 2.5(f) of the Master Collateral Agency Agreement, you are hereby authorized and instructed to invest funds from time to time on deposit in the Master Collateral Account (and not otherwise distributable in accordance with the terms of the Master Collateral Agency Agreement) in the Permitted Investments described below:

Bank of Oklahoma
American Performance Institutional U.S. Treasury Fund I Shares

These directions will remain in place unless and until the Servicer instructs the Master Collateral Agent’s depository in writing otherwise.

Dollar Thrifty Automotive Group, Inc. As Master Servicer under the Master Collateral Agency Agreement

By:      Name:      Title:

Schedule 2.5(a)

BOKF Account # 208316838

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